                                                                   Exhibit 10.39

                       THIRD AMENDMENT TO CONTRACT OF SALE

          THIS THIRD AMENDMENT (this "THIRD AMENDMENT") dated as of January 16, 2004 by and between DDRA COMMUNITY CENTERS FOUR, L.P., having an address c/o DRA Advisors LLC, 220 East 42nd Street, 27th Floor, New York, New York 10017 ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., 2901 Butterfield Road, Oak Brook, Illinois 60523 ("PURCHASER").

                              W I T N E S S E T H :

          WHEREAS, Seller and Purchaser have entered into a Contract of Sale, dated December 23, 2003 as amended by a First Amendment to Contract dated as of December 26, 2003, as amended by a Second Amendment to Contract dated as of January 6, 2004 (as amended, the "CONTRACT") with respect to the Premises (as defined in the Contract); and

          WHEREAS, the parties wish to amend the Contract.

          NOW, THEREFORE, for good and valuable consideration, the sufficiency of which the parties hereby acknowledge, the parties agree as follows:

          1. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Contract unless otherwise defined herein.

          2.   The following shall be inserted as Article 15 of the Contract:

               15.1 At Closing, Seller shall deposit in escrow with Escrowee the aggregate rent (including expense recovery charges) set forth on Schedule H annexed hereto (except as may be reduced pursuant to Section 15.3 below) ("PAD ESCROW") payable by the Space Tenants listed on Schedule H (each, and, if applicable, their replacements, individually, a "PAD TENANT" and, collectively, the "PAD TENANTS") for the first twelve (12) months (the "INITIAL PERIOD") of the twenty four (24) month period commencing as of the Closing Date (such 24 month period, the "PAD TERM" and the second twelve (12) months of the Pad Term (the "SECOND PERIOD"). The Pad Escrow shall be held in an interest bearing account pursuant to the escrow instructions set forth on EXHIBIT 14 (as amended in this Third Amendment). If, during the Pad Term, any Pad Tenant shall make a monthly rent payment to Purchaser which is less than the monthly amount corresponding to such Pad Tenant on Schedule H and such reduction in rent is due directly to the Proceeding, Purchaser shall be entitled to withdraw, at any time after the fifteenth (15th) day (the "WITHDRAWAL DATE") of the applicable month, from the Pad Escrow the monthly rental payment for such Pad Tenant as set forth on Schedule H less any amount received by Purchaser allocable to the Pad Tenant (and if Purchaser thereafter receives any amount allocable to the Pad Tenant whether during the Pad Term or after the expiration of the Pad Term, which is attributable to the month for which Purchaser received an escrow withdrawal, Purchaser shall promptly remit such amount to Escrowee if received during the Initial Period and to Seller if received during the Second Period). Commencing on the first anniversary of the Closing Date, Escrowee shall distribute to Seller the balance of the Pad Escrow attributable to a particular month in the Second Period immediately after the earlier of (i) Purchaser's Pad Escrow withdrawal for such month or (ii) ten (10) days after the applicable Withdrawal Date. Upon the expiration of the Pad Term, Escrowee shall distribute to Seller the balance of the Pad Escrow, if any, and Seller shall be released from all liability to Purchaser under this Article 15.

Notwithstanding the foregoing, to the extent any Pad Tenant delivers a "not sufficient funds" check to Purchaser, and a corresponding sum is released to Seller during the Second Period, pursuant to the terms of this paragraph, Seller agrees to reimburse Purchaser therefor within thirty (30) days after receipt of notice from Purchaser.

               15.2 During the Pad Term, Purchaser shall: (i) use best efforts to enforce the provisions of all space leases at the Premises, (ii) take commercially reasonable actions so as to mitigate the likelihood of a Pad Tenant reducing its monthly rental payments or terminating its space lease, (iii) in the event a Pad Tenant (A) vacates its premises and is in default under its space lease for the nonpayment of rent or (B) terminates its space lease, use best efforts to enter into new space leases for such premises consistent with market standards and (iv) not enter into any agreement with a Pad Tenant regarding its waiver or reduction of rent under its space lease, without Seller's prior written consent.

               15.3 Notwithstanding anything contained herein to the contrary, in the event that, as of the Closing Date, any Pad Tenant is deemed to occupy Future Master Lease Space, Seller's obligations with respect to such Pad Tenant under this Article 15 shall be null and void and of no further force and effect, including without limitation, Seller's obligation to post the applicable Pad Escrow.

               15.4 Seller shall have no obligation or liability to Purchaser, pursuant to this Article 15, in excess of the amounts set forth on Schedule H (as reduced pursuant to Section 15.1 and 15.3 above).

               15.5   The provisions of Article 15 shall survive Closing.

          3.   The following shall be inserted as Article 16 of the Contract:

               "Notwithstanding anything contained in the Contract to the contrary, in consideration for the provisions set forth in Articles 15 and 19, Purchaser hereby agrees to release, pay, indemnify, defend, exonerate, protect and save Seller harmless against and from any and all costs, damages, losses, liabilities, liens, encumbrances, judgments, obligations, penalties, claims, disbursements or expenses of any kind or nature whatsoever, whether direct or contingent, including, without limitation, reasonable attorneys' fees and disbursements which may at any time be imposed upon, incurred by or asserted or awarded against Purchaser, Seller or the Premises, and arising from, out of, under, or in any way relating to the Proceeding or any work performed in connection therewith except to the extent of Seller's obligations in Article 15, provided that Purchaser's indemnity shall not include consequential damages. Purchaser hereby acknowledges that Seller has filed a Motion to Withdraw the Award (the "Award") of Special Commissioners in connection with the Proceeding and Purchaser shall not object to or interfere with same. Notwithstanding the foregoing, Purchaser agrees to use commercially reasonable efforts (at Seller's sole cost and expense) to assist Seller in its collection of the Award in the event Seller requests same. It is understood that the amount of the Award in excess of Six Hundred Thousand and 00/100 Dollars ($600,000.00) shall belong to Purchaser. The provisions of this Article 16 shall survive Closing."

          4.   The following shall be inserted as Article 17 of the Contract:

               "Notwithstanding anything contained in the contract to the contrary, in consideration for the provisions set forth in Article 15, Seller hereby agrees to release, pay, indemnify, defend, exonerate, protect and save Purchaser harmless against and from any and all costs, damages, losses, liabilities, liens, encumbrances, judgments, obligations, penalties, claims, disbursements or expenses of any kind or nature whatsoever, whether direct or contingent, including, without limitation, reasonable attorneys' fees and disbursements which may at any time be imposed upon, incurred by or asserted or awarded against Purchaser, Seller or the Premises, and arising from, out of, under, or in any way relating to that certain Petition titled ISO Group, Inc. d/b/a Successories of Texas, Plaintiff
v. DDRA Community Centers Four, L.P., Defendant, in the District Court of the 407th Judicial District, Bexar County, Texas, Case No. 2003C119672 (the "Petition"), provided that Seller's indemnity shall not include consequential damages. Seller may in connection with any settlement of the Petition, agree to allow the Successories of Texas Space Tenant to reduce or abate the rental payments under the Successories of Texas Space Lease affecting a period of time not to exceed the Pad Term Purchaser agrees to reasonably cooperate with Seller in the defense or settlement of the Petition and agrees not to adversely affect Seller's defense of same in any manner, and Purchase agrees to execute an amendment to such Space Lease reflecting any such rent reduction or abatement or other reasonable provision. The provisions of this Article 17 shall survive Closing."

          5.   The following shall be inserted as Article 18 of the Contract:

               "Seller agrees to endeavor to repair the roofs at the Premises as set forth in Schedule I annexed hereto (the "Roof Repairs") on or prior to Closing but if not so fully repaired Purchaser shall, as its sole remedy, receive a credit equal to the difference between (i) Thirty-five Thousand and 00/100 Dollars ($35,000.00) and (ii) the amount expended by Seller (as evidenced by copies of invoices and paid receipts) in connection with the Roof Repairs from the date hereof through and including the date of Closing, whereupon Purchaser shall be responsible for completing any such incomplete repairs. Notwithstanding the foregoing, in no event shall Seller be obligated to expend more than Thirty-five Thousand and 00/100 Dollars ($35,000.00) on the Roof Repairs."

          6. The Escrow Agreement annexed to the Contract as EXHIBIT 14 shall be deleted and the annexed EXHIBIT 14 inserted in lieu thereof.

          7. Purchaser hereby acknowledges and agrees that (i) the Contract is in full force and effect and (ii) Purchaser shall have no right to cancel the Contract pursuant to Sections 9.3(a)(xii) and 12 of the Contract.

          8. Section 9.4(a)(ii) of the Contract shall be amended to insert the words ", provided, that, Purchaser shall have no obligation to collect Additional Rent payable under the Ross Dress for Less Space Lease that relates to 2003 and prior calendar years." after the word "Closing" at the end of the third (3rd) sentence.

          9. Section 14.2 of the Contract shall be amended to insert the words "or any termination fee" after the word "rent" in the following parenthetical "(and if Purchaser receives any rent from Space Tenants allocable to Master Lease Space after the expiration of the Master Lease term attributable to the Master Lease term, Purchaser shall promptly remit such amounts to Seller)."

          10.  The following shall be inserted as Article 19 of the Contract:

               "Seller agrees to credit Purchaser, at Closing, Twenty-five Thousand and 00/100 Dollars ($25,000.00) in connection with Purchaser's relocation after the Closing of the West pylon sign, whereupon Purchaser shall be responsible for all costs and expenses arising out of such relocation. Seller agrees to credit Purchaser, at Closing, Forty-three Thousand Three Hundred Twenty-seven and 00/100 Dollars ($43,327.00) in consideration of additional work necessary to be performed by reason of the Proceeding."

          11. Developers Diversified Realty Corporation agrees to use good faith efforts to deliver to Purchaser's auditor an audit letter substantially in the form annexed hereto as EXHIBIT A.

          12. Except as modified by this Third Amendment, the Contract shall remain unmodified and in full force and effect and is hereby ratified and confirmed in all respects by Seller and Purchaser.

          13. This Third Amendment may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart. Facsimile signatures shall be binding.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment the day and year first above written.

                              SELLER:

                              DDRA COMMUNITY CENTERS FOUR, L.P., a Texas
                              limited partnership
                              By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                                   By:  DD SAN PEDRO CORP., a Texas
                                        corporation, its member


                                        By:  /s/ David Luski
                                             -----------------------------------
                                             Name:  David Luski
                                             Title: Vice President

                              By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                                   corporation, its general partner

                              By:  /s/ David Luski
                                   ---------------------------------------------
                                   Name:  David Luski
                                   Title: Authorized Person


                              PURCHASER:
                              INLAND REAL ESTATE ACQUISITIONS, INC.

                              By: /s/ G. Joseph Cosenza
                                  --------------------------
                                  Name: G. Joseph Cosenza
                                  Title: President

As to Sections 4 and 14 of the Contract:
HERITAGE TITLE COMPANY, Escrowee


---------------------------------------------------------


As to Section 4 of the Contract:
CHICAGO TITLE INSURANCE COMPANY, Initial Escrowee


---------------------------------------------------------

As to Section 11 of this Third Amendment:
DEVELOPERS DIVERSIFIED REALTY CORPORATION


          /s/ David Luski
-----------------------------------------
          David Luski, Authorized Person

                                   SCHEDULE H

TENANT:                      PEARLE VISION   ALL BATTERY   SUCCESSORIES   SUPERCUTS
SPACE:                            401            420            425          430
SQUARE FEET:                     3,500          1,600          1,200        1,295       TOTAL
                             ------------------------------------------------------------------
BASE RENT/SQ. FT             $       34.50   $     23.00   $      22.00   $   26.00
EXPENSE RECOVERY/SQ. FT      $        5.54   $      5.76   $       5.76   $    5.76
                             ------------------------------------------------------
TOTAL RENT/SQ. FT            $       40.04   $     28.76   $      27.76   $   31.76
                             ------------------------------------------------------------------
ANNUAL RENTAL PAYMENT        $     140,140   $    46,016   $     33,312   $  47,129   $ 260,597
                             ------------------------------------------------------------------

                             ------------------------------------------------------------------
  Monthly Rental Payment     $      11,678   $     3,835   $      2,776   $   3,427   $  21,716
                             ==================================================================

                                   SCHEDULE I

1.   Replace the stained ceiling tiles at tenant space Pearle Vision.
2. Repair transition control joints at tilt walls at tenant spaces Lifeway Christian and GameStop.
3. Repair transition control joints and perimeter flashing at tilt walls at tenant space Petco.
4. Repair hole in roof membrane at roof scupper at tenant space Designer Shoe Warehouse.
5. Repair transition control joints at tilt walls at tenant space Designer Shoe Warehouse.
6. Repair transition control joints at tilt walls and roof scuppers at rear of tenant space Ross Dress for Less.

                                    EXHIBIT A

                              FORM OF AUDIT LETTER

[DATE]

KPMG LLP
Peat Marwick Plaza
303 E. Wacker
Chicago, Illinois 60601

Ladies and Gentlemen:

We are writing you at your request to confirm our understanding that your audit of the Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of DDRA Community Centers Four, L.P. (the "Partnership'), owner of La Plaza Del Norte located in San Antonio, TX (the "Property") for the twelve months ended December 31, 2003 was made for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with accrual basis of accounting. In connection with your audit we confirm, to the best of our knowledge and belief, the following representations during your audit:

     We have made available to you:

       1.  All financial records and related data.

     There have been no:

       2a. Meetings of the board of directors.

       2b. Instances of fraud involving any member of management or employees who have significant roles in internal control.

       2c. Instances of fraud involving others that could have a material effect on the Historical Summary.

       2d. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

       2e. Communications from regulatory agencies concerning non-compliance with, or deficiencies in, financial reporting practices that could have a material effect on the Historical Summary.

     There are no:

       3a. Unasserted claims or assessments that our lawyer(s) has (have) advised us are probable of assertion and must be disclosed in accordance with Statement of Financial

       Accounting Standards (SFAS) No. 5, Accounting for Contingencies.

       3b. Material liabilities or gain or loss contingencies that are required to be accrued or disclosed by SFAS No. 5.

       3c. Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

       3d. Events, other than the sale to Inland Western San Antonio Limited Partnership and as otherwise disclosed in the audited financial statements for the Partnership for the year ended December 31, 2003, that have occurred subsequent to the balance sheet date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

       4. The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary of Gross Income and Direct Operating Expenses in conformity with the accrual basis of accounting.

Sincerely,

DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                   EXHIBIT 14

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                                ESCROW AGREEMENT

          This Escrow Agreement (this "AGREEMENT") is entered into as of January __, 2004 by and between DDRA Community Centers Four, L.P. ("DDRA"), [______________] ("Purchaser") and Heritage Title Company ("ESCROWEE").

                                    RECITALS:

          A. DDRA and Purchaser entered into a contract of sale dated as of December 23, 2003, as amended by a First Amendment to Contract dated as of December 26, 2003, as amended by a Second Amendment to Contract dated as of January 6, 2004 as amended by a Third Amendment to Contract dated as of January ___, 2004, (as amended, the "Contract") with respect to the sale of La Plaza Del Norte located in San Antonio, Texas (the "PROPERTY").

          B. Pursuant to Article 14 of the Contract, at Closing (as defined in the Contract), DDRA has agreed to enter into master leases (each a "MASTER LEASE" and collectively, the "MASTER LEASES") with Purchaser for the space set forth on Exhibit A annexed hereto existing at the Property.

          C. Pursuant to Article 15 of the Contract, DDRA has agreed to be responsible for certain rent payments (the "RENT PAYMENT") for the Space Tenants set forth on Exhibit B annexed hereto.

          NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

          1. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Contract unless otherwise defined herein.

          2. To fund DDRA's Master Lease obligations as to rent, leasing commissions and tenant improvements, all as set forth in Section 14 of the Contract, DDRA has on the date hereof deposited in escrow (the "MASTER LEASE ESCROW") with Escrowee the amount (the "MASTER LEASE ESCROW AMOUNT") set forth on Exhibit A annexed hereto. The Master Lease Escrow Amount shall be disbursed by Escrowee subject to, and in accordance with, the terms and provisions of this Paragraph 2.

               A. The portion of the Master Lease Escrow Amount identified as the sum of [_____________________] ($____________) is hereby referred to as the
Master Lease Rent Escrow. Purchaser shall receive a prorated credit from the Master Lease Rent

Escrow on the date of Closing for the rent attributable to the Master Lease Space from the date of Closing through the end of the month in which Closing occurs. Thereafter, Purchaser shall receive (and Escrow Agent is hereby authorized to pay to Purchaser (subject to the terms of this Section 2(A) without further direction from DDRA) monthly payments, on the fifth (5th) day of each month (the "MONTHLY PAYMENT DATE"), for the applicable month's rent, from the Master Lease Rent Escrow, in the sum of [_____] (prorated for any partial months) (the "Rent Escrow Monthly Payment"). DDRA shall have the right to object to any Rent Escrow Monthly Payment provided that DDRA sends written notice of such objection to Purchaser and Escrowee on or before the third (3rd) day prior to the applicable Monthly Payment Date ("RENTAL PAYMENT OBJECTION"). If Escrowee does receive such Rental Payment Objection on or before the third (3rd) day prior to the applicable Monthly Payment Date or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall forward a copy of the Rental Payment Objection, if any, to Purchaser, and continue to hold the applicable Rent Escrow Monthly Payment unless otherwise directed by written instructions from the parties to this Agreement or by a judgment of a court of competent jurisdiction. In any event, Escrowee shall have the right to refrain from taking any further action with respect to the Master Lease Rent Escrow until it is reasonably satisfied that such dispute is resolved or action by Escrowee is required by an order or judgment of a court of competent jurisdiction. Escrowee, by signing this Agreement at the end hereof where indicated, signifies its agreement to hold the Master Lease Rent Escrow for the purposes as provided in this Agreement.

               B. (I) Beginning on the date hereof and continuing through and including the date on which the term of the Master Leases expire pursuant to
Section 14 of the Contract (such period is hereinafter referred to as the "MASTER LEASE ESCROW PERIOD"), Purchaser and/or DDRA may request (each such request, a "DISBURSEMENT REQUEST", each such requesting party the "REQUESTING PARTY" each such non-requesting party, the "NON-REQUESTING PARTY") by written notice to Escrowee (with a copy of such request to the Non-Requesting Party), that Escrowee disburse (each a "DISBURSEMENT") a portion of the Master Lease Escrow Amount to the Requesting Party. Each such Disbursement Request shall certify that the amount being requested is due to the Requested Party pursuant to Article 14 of the Contract and shall include a reasonably detailed description for which the Disbursement Request is being made, including a stipulation as to the specific purpose of the Disbursement, being either rent, leasing commissions or tenant improvements. On each Master Lease Rent Termination Event, after receiving DDRA's Disbursement Request and subject to Sections 2(B)(II) below, Escrowee is authorized and directed to deliver to DDRA any unused portion of the Master Lease Escrow Amount (including any interest earned thereon) allocable to the applicable space and DDRA shall be released from all liability to Purchaser under Article 14 of the Contract and this Agreement with respect to such space. Notwithstanding anything contained herein to the contrary, Purchaser shall not be permitted to make a Disbursement Request (pursuant to this Section 2(B)) with respect to the Master Lease Rent Escrow; Section A above shall govern Purchaser's rights with respect to same.

                   (II) If Escrowee does not receive a written objection from the Non-Requesting party to the proposed Disbursement within five (5) business days after such demand is received by Escrowee and the Non-Requesting Party, Escrowee is hereby authorized and directed to pay such Disbursement to the Requesting Party. If Escrowee does receive such written objection within such five (5) business day period or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall forward a copy of the objections, if any, to the Requesting Party, and continue to hold the Disbursement unless otherwise directed by written instructions from the parties to this Agreement or by a judgment of a court of competent jurisdiction. In any event, Escrowee shall have the right to refrain from taking any further action with respect to the Master Lease Escrow until it is reasonably satisfied that such dispute is resolved or action by Escrowee is required by an order or judgment of a court of competent jurisdiction. Escrowee, by signing this Agreement at the end hereof where indicated, signifies its agreement to hold the Master Lease Escrow Amount for the purposes as provided in this Agreement.

          3. To fund DDRA's Rent Payment obligations, as set forth in Section 15 of the Contract, DDRA has on the date hereof deposited in escrow the Pad Escrow with Escrowee the amount (the "PAD ESCROW AMOUNT") set forth on Exhibit B annexed hereto. The Pad Escrow Amount shall be disbursed by Escrowee subject to, and in accordance with, the terms and provisions of this Paragraph 3.

               A. (I) Beginning after _______ [the fifteenth (15) day of the first full month of the Pad Term] and continuing through and including _________ [the date on which the Pad Term expires pursuant to Section 15 of the Contract] (such period is hereinafter referred to as the "PAD ESCROW PERIOD"), Purchaser may make a Rent Payment request (each such request, a "RENT PAYMENT REQUEST") by written notice to Escrowee (with a copy of such request to DDRA), that Escrowee pay (each a "PAYOUT") a portion of the Pad Escrow Amount to Purchaser. Each such Rent Payment Request shall certify that the amount being requested is due to Purchaser pursuant to Article 15 of the Contract and shall include a reasonably detailed description of all rent received (as of such date) by Purchaser for or from such Pad Tenant. During the Second Period, Escrowee is authorized and directed to deliver to DDRA the balance of the Pad Escrow Amount (including any interest earned thereon) for a particular month and Pad Tenant immediately after the earlier of (i) Purchaser's Pad Escrow withdrawal for such month and Pad Tenant or (ii) ten (10) days after the applicable Withdrawal Date. Upon the expiration of the Pad Escrow Period, Escrowee shall distribute to Seller the balance of the Pad Escrow, if any, and Seller shall be released from all liability to Purchaser under Article 15 of the Contract and this Agreement.

                   (II) If Escrowee does not receive a written objection from DDRA to the proposed Payout within five (5) business days after such demand is received by Escrowee and DDRA, Escrowee is hereby authorized and directed to pay such Payout to the Purchaser. If Escrowee does receive such written objection within such five (5) business day period or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall forward a copy of the objections, if any, to the Purchaser, and continue to hold the Payout unless otherwise directed by written instructions from the parties to this Agreement or by a judgment of a court of competent jurisdiction. In any event, Escrowee shall have the right to refrain from taking any further action with respect to the Pad Escrow until it is reasonably satisfied that such dispute is resolved or action by Escrowee is required by an order or judgment of a court of competent jurisdiction. Escrowee, by signing this Agreement at the end hereof where indicated, signifies its agreement to hold the Pad Escrow Amount for the purposes as provided in this Agreement.

          4. In the event of any dispute, Escrowee shall have the right to deposit the Master Lease Escrow Amount and/or the Pad Escrow Amount in court to await the resolution of such dispute. Escrowee shall not incur any liability by reason of any action or non-action taken by it in good faith or pursuant to the judgment or order of a court of competent jurisdiction. Escrowee shall have the right to rely upon the genuineness of all certificates, notices and instruments delivered to it pursuant hereto, and all the signatures thereto or to any other writing received by Escrowee purporting to be signed by any party hereto, and upon the truth of the contents thereof.

          5. On or before the tenth (10th) day of each calendar month during the Master Lease Escrow Period and/or the Pad Escrow Period, Escrowee shall provide Purchaser and DDRA with a written report of the Master Lease Escrow and the Pad Escrow, showing (i) Disbursements and Payouts from the Master Lease Escrow and Pad Escrow made in the prior calendar month, (ii) the balance remaining in the Master Lease Escrow and Pad Escrow as of the date of the report, and (iii) interest accrued on the Master Lease Escrow Amount and Pad Escrow Amount during the prior calendar month.

          6. Escrowee shall invest and reinvest the proceeds of the Master Lease Escrow Amount and the Pad Escrow Amount and any interest earned thereon, in an interest bearing bank money market account(s) as Purchaser shall direct and as is reasonably acceptable to DDRA. The Master Lease Escrow Amount and Pad Escrow Amount shall be held with the national bank of either J.P. Morgan Chase Bank or Bank of America.

          7. Escrowee shall be entitled to consult with counsel in connection with its duties hereunder. Purchaser and DDRA, jointly and severally, agree to reimburse Escrowee, upon demand, for the reasonable costs and expenses, and in the event of a dispute, attorneys' fees incurred by Escrowee in connection with its acting in its capacity as Escrowee. Escrowee shall not be liable for its actions that may result in errors except for its own gross negligence or willful misconduct. This Agreement shall terminate and be of no further force or effect upon the full and final disbursement of the funds held hereby.

          8. In the event of a breach by Purchaser or DDRA of any of the provisions of this Agreement, the non-breaching party shall have all remedies available to it at all law or in equity based on such default other than consequential or punitive damages.

          9. All notices hereunder shall be sent by certified or registered mail, return receipt requested, or may be sent by Federal Express or other national overnight courier which obtains a signature upon delivery, or may be delivered by hand delivery addressed to the notice parties identified below for such party or at such other addresses as such party shall designate from time to time by notice:

DDRA:

c/o DRA Advisors LLC
220 East 42nd Street
New York, New York 10017
Attention: Janine Roberts

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention: Martin Luskin, Esq.

with a copy to:

Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: [__________________]

with a copy to:

Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Cheryl O'Connor, Esq.

PURCHASER:

Inland [__________,_____]
2901 Butterfield Road
Oak Brook, IL 60523
Attention: Rob Barg
Facsimile: 630-218-4928 and 630-218-4935

with a copy to:

The Inland Group, Inc.
2901 Butterfield Road
Oak Brook, IL 60523
Attention: Robert Baum, General Counsel
Facsimile: 630-218-4900 and 630-571-2360

ESCROWEE:

Heritage Title Company
__________________
__________________
__________________
Attention: ___________

Notices shall be deemed served three (3) days after mailing, and in the case of overnight courier on the date actually delivered to or rejected by the intended recipient, except for notice(s) which advise the other party of a change of address of the party sending such notice, which notice shall not be deemed served until actually received by the party to whom such notice is addressed or delivery is refused by such party. Notices served by hand delivery shall be deemed served on the date actually delivered to or rejected by the intended recipient if delivered or rejected at or prior to 5:00 P.M. Eastern Time on a business day and on the next business day if delivered or rejected after 5:00 P.M. Eastern Time on a business day or at any time on a non -business day. Notices on behalf of the respective parties may be given by their attorneys and such notices shall have the same effect as if in fact subscribed by the party on whose behalf it is given.

          10. This Agreement may not be assigned by either party without the written consent of the other party. Any purported assignment of this Agreement in violation of this paragraph shall be null and void.

          11. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. None of the provisions of this Agreement are intended to be, nor shall they construed to be, for the benefit of any third party.

          12. This Agreement, the Exhibits annexed hereto and the Contract shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties hereto are merged in and are contained in this Agreement, the Exhibits annexed hereto and the Contract.

          13. The provisions of this Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against which any waiver, change, modification or discharge is sought.

          14. If a party is required to perform an act or give a notice on a date that is a Saturday, Sunday or national holiday, the date such performance or notice is due shall be deemed to be the next business day.

          15. This Agreement is to be governed and construed in accordance with the laws of the State of New York. Purchaser, DDRA and Escrowee hereby submit to the jurisdiction of the State and United States District courts located within New York in respect of any suit or other proceeding brought in connection with or arising out of this Agreement. Any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in any federal or state court in the City of New York, County of New York pursuant to Section 5-1402 of the New York General Obligations Law and Purchaser, DDRA and Escrowee waive any objection which they may now or hereafter have based on venue and/or forum non conveniens of any such suit action or proceeding, and Purchaser, DDRA and Escrowee hereby irrevocably submit to the jurisdiction of any such court in any suit, action or proceeding.

          16. This Agreement may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

          17. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination will not effect the remaining provisions of this Agreement, all of which will remain in full force and effect.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                       DDRA:

                       DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership
                       By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                            By: DD SAN PEDRO CORP., a Texas corporation, its member

                                  By:
                                       -----------------------------------
                                       Name:
                                       Title:

                       PURCHASER:

                       By:
                          ---------------------------------
                            Name:
                            Title:


                       ESCROWEE:
                       HERITAGE TITLE COMPANY, AS AGENT FOR CHICAGO
                       TITLE INSURANCE COMPANY

                       By:
                          ------------------
                       Name:
                       Title:

                                    EXHIBIT A


                         MASTER LEASE TENANTS AND ESCROW

                                    EXHIBIT B


                             PAD TENANTS AND ESCROW

                      SECOND AMENDMENT TO CONTRACT OF SALE

          THIS SECOND AMENDMENT (this "SECOND AMENDMENT") dated as of January __, 2004 by and between DDRA COMMUNITY CENTERS FOUR, L.P., having an address c/o DRA Advisors LLC, 220 East 42nd Street, 27th Floor, New York, New York 10017 ("SELLER") and INLAND REAL ESTATE ACQUISITION, INC., 2901 Butterfield Road, Oak (Brook, Illinois 60523 ("PURCHASER").

                              W I T N E S S E T H:

          WHEREAS, Seller and Purchaser have entered into a Contract of Sale, dated December 23, 2003, as amended by a First Amendment to Contract dated as of December 26, 2003 (as amended, the "CONTRACT") with respect to the Premises (as defined in the Contract); and

          WHEREAS, the parties wish to amend the Contact.

          NOW, THEREFORE, for good and valuable consideration, the sufficiency of which the parties hereby acknowledge, the parties agree as follows:

          1. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Contract unless otherwise defined herein.

          2. The Outside Termination Date is hereby extended to January 15, 2004, time being of the essence.

          3. The first sentence of Section 9.1 of the Contract is hereby deleted and the following inserted in lieu thereof:

               "Subject to the adjournments expressly allowed elsewhere in this Contract, the closing of title (the "CLOSING") shall take place, time being of the essence at 9:30 AM Eastern Time, on January 22, 2004."

          4. Except as modified by this Second Amendment, the Contract shall remain unmodified and in full force and effect and is hereby ratified and confirmed in all respects by Seller and Purchaser.

          5. This Second Amendment may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart. Facsimile signatures shall be binding.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment the day and year first above written.

                              SELLER:

                              DDRA COMMUNITY CENTERS FOUR, L.P., a Texas
                              limited partnership
                              By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                                   By:  DD SAN PEDRO CORP., a Texas
                                        corporation, its member


                                        By:  /s/ David Luski
                                             -----------------------------------
                                             Name:  David Luski
                                             Title: Vice President

                              By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                                   corporation, its general partner


                              By:  /s/ David Luski
                                   ---------------------------------------------
                                   Name: David Luski
                                   Title: Authorized Person


                              PURCHASER:
                              INLAND REAL ESTATE ACQUISITIONS, INC.

                              By: /s/ Karen M Kautz
                                  ----------------------
                                  Name:  Karen M. Kautz
                                  Title: Vice President


As to Sections 4 and 14 of the Contract:
HERITAGE TITLE COMPANY, Escrowee

------------------------------------------

As to Section 4 of the Contract:
CHICAGO TITLE INSURANCE COMPANY, Initial Escrowee

/s/ Kimberly Kimmers
------------------------------------------

                       FIRST AMENDMENT TO CONTRACT OF SALE

          THIS FIRST AMENDMENT (this "FIRST AMENDMENT") dated as of December __, 2003 by and between DDRA COMMUNITY CENTERS FOUR, L.P., having an address c/o DRA Advisors LLC, 220 East 42nd Street 27th Floor, New York, New York 10017 ("SELLER") and INLAND REAL ESTATE ACQUISITION, INC., 2901 Butterfield Road, Oak Brook, Illinois 60523 ("PURCHASER").

                              W I T N E S S E T H:

          WHEREAS, Seller and Purchaser have entered into a Contract of Sale, dated December 23, 2003 (the "CONTRACT") with respect to the Premises (as defined in the Contract); and

          WHEREAS, the parties wish to amend the Contract.

          NOW, THEREFORE, for good and valuable consideration, the sufficiency of which the parties hereby acknowledge, the parties agree as follows:

          1. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Contract unless otherwise defined herein.

          2. The Outside Termination Date is hereby extended to January 8, 2004, time being of the essence.

          3. Except as modified by this First Amendment, the Contract shall remain unmodified and in full force and effect and is hereby ratified and confirmed in all respects by Seller and Purchaser.

          4. This First Amendment may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart Facsimile signatures shall be binding.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment the day and year first above written.

                              SELLER:

                              DDRA COMMUNITY CENTERS FOUR, L.P., a Texas
                              limited partnership
                              By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner


                                   By:  DD SAN PEDRO CORP., a Texas
                                        corporation, its member


                                        By:  /s/ Francis X. Tansey
                                             -----------------------------------
                                             Name:  Francis X. Tansey
                                             Title: President

                              By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                                   corporation, its general partner


                              By:  /s/ Francis X. Tansey
                                   ---------------------------------------------
                                   Name:  Francis X. Tansey
                                   Title: Authorized Person


                              PURCHASER:
                              INLAND REAL ESTATE ACQUISITIONS, INC.

                              By: /s/ G. Joseph Cosenza
                                  ------------------------
                                  Name: G. Joseph Consenza
                                  Title: President

As to Sections 4 and 14:
HERITAGE TITLE COMPANY, Escrowee


        /s/ Brenda Ko Hindsman
---------------------------------------------------
              [ILLEGIBLE] Sr, V.P.


As to Section 4:
CHICAGO TITLE INSURANCE COMPANY, Initial Escrowee


/s/ Nancy Ro Castro
---------------------------------------------------

                                CONTRACT OF SALE

                                     BETWEEN

                        DDRA COMMUNITY CENTERS FOUR, L.P.

================================================================================

                                     SELLER

                                       AND

                      INLAND REAL ESTATE ACQUISITIONS, INC.

                                    PURCHASER

                  PREMISES: LA PLAZA DEL NORTE SHOPPING CENTER

                               SAN ANTONIO, TEXAS

                            DATED: DECEMBER 23, 2003

================================================================================

                            INDEX TO CONTRACT OF SALE
                                     BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                                                                             PAGE
1.     Definitions..............................................................1

2.     Subject of Sale..........................................................5

3.     Purchase Price...........................................................5

4.     Deposit Provisions.......................................................6

5.     "As-Is" "Where Is".......................................................7

6.     Representations..........................................................8

       6.1     Seller's Representations.........................................8
       6.2     Knowledge........................................................9
       6.3     Update and Survival.............................................10
       6.4     Liability for Misrepresentations................................10
       6.5     Purchaser's Representations.....................................11

7.     Ongoing Operations......................................................11

       7.1     Leasing Practice................................................11
       7.2     Personal Property and Equipment.................................13
       7.3     Employees.......................................................13
       7.4     Development Rights..............................................13
       7.5     Tax Protest Proceedings.........................................13
       7.6     Operation and Maintenance.......................................13
       7.7     Accounting......................................................13

8.     Title   ................................................................13

       8.1     Title Commitment................................................13
       8.2     Status of Title.................................................14
       8.3     Non-Permitted Title Objections..................................14

9.     Closing ................................................................15

       9.1     Closing Date and Location.......................................15
       9.2     Closing Expenses................................................15
       9.3     Closing Deliveries..............................................16
       9.4     Apportionments and Reimbursements...............................19
       9.5     Closing Condition...............................................23

10.    Default ................................................................23

       10.1    Purchaser's Default.............................................23
       10.2    Seller's Default................................................24

                            INDEX TO CONTRACT OF SALE
                                     BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER
                                    CONTINUED

                                                                             PAGE
11.    Risk of Loss............................................................24

       11.1    Condemnation....................................................24
       11.2    Destruction or Damage...........................................24

12.    Purchaser's Review Period...............................................25

13.    Miscellaneous...........................................................26

       13.1    Broker..........................................................26
       13.2    Assignment of this Contract.....................................26
       13.3    Attorneys' Fees.................................................27
       13.4    Notices.........................................................27
       13.5    Further Assurances..............................................28
       13.6    Confidentiality.................................................28
       13.7    Survival and Merger.............................................29
       13.8    Recording.......................................................29
       13.9    Successors and Assigns..........................................29
       13.10   Entire Agreement................................................29
       13.11   Waiver and Modifications........................................30
       13.12   Captions and Titles.............................................30
       13.13   Construction....................................................30
       13.14   Non-Business Days...............................................30
       13.15   Governing Law and Jurisdiction..................................30
       13.16   Counterparts....................................................30
       13.17   No Third Party Benefits.........................................30
       13.18   Submission not an Offer.........................................30
       13.19   Severability....................................................30

14.    Master Lease............................................................30

Schedule A    Description of Property
Schedule B    "Subject To" Provisions
Schedule C    List of Space Leases
Schedule D    Service Contracts
Schedule E    Pending Litigation
Schedule F    Master Lease Guidelines
Schedule G    Leasing Parameters

                            INDEX TO CONTRACT OF SALE
                                     BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER
                                    CONTINUED

                                                                                   PAGE
Exhibit 1   Form of Deed to the Premises
Exhibit 2   Form of Assignment of the Space Leases
Exhibit 3   Form of Assignment of the Service Contracts
Exhibit 4   Form of Assignment of Licenses, Permits, Guarantees and Warranties
Exhibit 5   Form of Notice to the Space Tenants
Exhibit 6   Form of Notice of Assignment of the Service Contracts
Exhibit 7   Form of Tenant Estoppel Certificate
Exhibit 8   Form of Bill of Sale
Exhibit 9   Intentionally Deleted
Exhibit 10  Form of Title Certificate
Exhibit 11  Form of Seller's Estoppel Certificate
Exhibit 12  REA Estoppel Certificate
Exhibit 13  Guarantor Estoppel Certificate
Exhibit 14  Escrow Agreement

          CONTRACT (this "CONTRACT") made this 23rd day of December   , 2003 by
and between DDRA COMMUNITY CENTERS FOUR, L.P., c/o DRA Advisors LLC, having an address at 220 East 42nd Street, New York, New York 10017 ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC. having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("PURCHASER").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

          WHEREAS, upon the terms and conditions hereinafter set forth, Seller agrees to sell and convey fee title to that certain parcel of land described on Schedule A annexed hereto with the improvements erected thereon (which parcel of land and the improvements erected thereon are herein referred to collectively as the "PROPERTY") to Purchaser and Purchaser agrees to purchase the Property.

          NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

          1. DEFINITIONS. The terms defined in this Article shall for all purposes of this Contract have the meanings herein specified unless the context requires otherwise.

               1.1 "Access Agreement" shall have the meaning ascribed to it in Section 12.1.

               1.2 "Additional Rents" shall have the meaning ascribed to it in Section 9.4(a).

               1.3    "Broker" shall have the meaning ascribed to it in Section
13.1.

               1.4 "Business Day" shall mean any day other than a Saturday, Sunday or day on which the banks in New York are authorized or permitted to be closed.

               1.5    "Casualty" shall have the meaning ascribed to it in
Section 11.2.

               1.6 "Casualty Termination Event" shall have the meaning ascribed to it in Section 11.2.

               1.7 "Claims & Liabilities" shall have the meaning ascribed to it in Section 5.2.

               1.8    "Closing" shall have the meaning ascribed to it in Section
9.1.

               1.9    "Closing Date" shall have the meaning ascribed to it in
Section 9.1.

               1.10 "Contract" shall have the meaning ascribed to it in the introductory paragraph.

               1.11 "Current Master Lease Space" shall have the meaning ascribed to it in Section 14.1.

               1.12 "Deposit" shall have the meaning ascribed to it in Section 3.1(a).

               1.13   "Escrowee" shall have the meaning ascribed to it in
Section 3.1(b).

               1.14 "Estoppel Certificate(s)" shall have the meaning ascribed to it in Section 9.3(a)(xii).

               1.15 "Estoppel Default" shall have the meaning ascribed to it in Section 9.3(a)(xii).

               1.16 "Estoppel Tenants" shall have the meaning ascribed to it in Section 9.3(a)(xii).

               1.17 "Evaluation Material" shall have the meaning ascribed to it in Section 13.6(a).

               1.18   "Excess Rent" shall have the meaning ascribed to it in
Section 9.4(a)(i)(G).

               1.19 "Existing Space Leases" shall have the meaning ascribed to it in Section 6.1(d).

               1.20 "Existing Space Tenants" shall have the meaning ascribed to it in Section 6.1(d).

               1.21 "Future Master Lease Space" shall mean any space at the Premises occupied, as of the date hereof, by a Space Tenant which is less than 12,000 square feet and, which has, as of the Closing Date,: (i) commenced a case under Title 11 USC section 101, et. sec., as now constituted and hereafter amended which is not dismissed prior to the date scheduled for Closing (unless the Space Tenant assumes its Space Lease); (ii) (A) defaulted under its Space Lease for nonpayment of rent (which default continues beyond any applicable grace period) and (B) vacated its premises or (iii) terminated its Space Lease pursuant to its terms.

               1.22 "Guarantor Estoppel Certificate" shall have the meaning ascribed to it in Section 9.3(a)(xii).

               1.23 "Initial Escrowee" shall have the meaning ascribed to it in Section 3.1(a).

               1.24   "Leasing Escrow" shall have the meaning ascribed to it in
Section 14.2

               1.25   "Master Lease" shall have the meaning ascribed to it in
Section 14.1.

               1.26 "Master Lease Escrows" shall have the meaning ascribed to it in Section 14.2.

               1.27 "Master Lease Landlord" shall have the meaning ascribed to it in Section 14.1.

               1.28 "Master Lease Rent Escrow" shall have the meaning ascribed to it in Section 14.2.

               1.29 "Master Lease Rent Payment" shall have the meaning ascribed to it in Section 14.2.

               1.30 "Master Lease Rent Termination Event" shall have the meaning ascribed to it in Section 14.3.

               1.31 "Master Lease Spaces" shall have the meaning ascribed to it in Section 14.1.

               1.32 "Master Lease Tenant" shall have the meaning ascribed to it in Section 14.1.

               1.33 "Maximum Representation Expense" shall have the meaning ascribed to it in Section 6.4(b).

               1.34 "Maximum Title Expense" shall have the meaning ascribed to it in Section 8.3(b).

               1.35   "New Leases" shall have the meaning ascribed to it in
Section 7.1(a).

               1.36 "Non-Permitted Title Objections" shall have the meaning ascribed to it in Section 8.3(a).

               1.37 "Outside Termination Date" shall have the meaning ascribed to it in Section 12.1.

               1.38 "Permitted Exceptions" shall have the meaning ascribed to it in Section 8.2.

               1.39 "Preliminary Proration Statement" shall have the meaning ascribed to it in Section 9.4(a)(i).

               1.40   "Premises" shall have the meaning ascribed it in Section
2.2.

               1.41   "Proceeding" shall have the meaning ascribed to it in
Section 5.1.

               1.42 "Property" shall have the meaning ascribed to it in the "WHEREAS" paragraph in this Contract.

               1.43   "Purchase Price" shall have the meaning ascribed to it in
Section 3.

               1.44 "Purchaser" shall have the meaning ascribed to it in the introductory paragraph.

               1.45 "Purchaser's Review Period" shall have the meaning ascribed to it in Section 12.1.

               1.46   "Related Parties" shall have the meaning ascribed to it in
Section 13.6(b).

               1.47 "Released Parties" shall have the meaning ascribed to it in Section 5.2.

               1.48 "Seller" shall have the meaning ascribed to it in the introductory paragraph.

               1.49 "Seller's Estoppel" shall have the meaning ascribed to it in Section 9.3(a)(xii).

               1.50 "Seller's 2004 Actual Operating Expenses" shall have the meaning ascribed to it in Section 9.4(b).

               1.51 "Service Contracts" shall have the meaning ascribed to it in Section 6.1(g).

               1.52   "Space Leases" shall have the meaning ascribed to it in
Section 7.1.(a).

               1.53   "Space Tenants" shall have the meaning ascribed to it in
Section 7.1(a).

               1.54 "Substantial Portion" shall have the meaning ascribed to it in Section 11.1(b).

               1.55 "Supplemental Proration Statement" shall have the meaning ascribed to it in Section 9.4(b).

               1.56   "Survey" shall have the meaning ascribed to it in Section
8.1.

               1.57 "Taking" shall have the meaning ascribed to it in Section 11.1(a).

               1.58 "Tenant Improvement Escrow" shall have the meaning ascribed to it in Section 14.2.

               1.59 "Title Commitment" shall have the meaning ascribed to it in Section 8.1.

               1.60   "Title Company" shall have the meaning ascribed to it in
Section 8.1.

               1.61 "Title Objection Date" shall have the meaning ascribed to it in Section 8.1.

               1.62   "Transfer Tax" shall have the meaning ascribed to it in
Section 9.2(a).

               1.63   "Violations" shall have the meaning ascribed to it in
Section 5.1.

          2.   SUBJECT OF SALE.

               2.1 Seller agrees to sell and convey to Purchaser the Premises and Purchaser agrees to purchase from Seller the Premises subject to the terms and conditions contained in this Contract.

               2.2 This sale includes all right, title and interest, if any, of Seller in and to: (a) the Property; (b) any land lying in the bed of any street, road or avenue opened or proposed, adjacent to the Property, to the center line thereof; and Seller will execute and deliver to the Purchaser at the Closing, or thereafter, on demand, all proper instruments for the conveyance to such title; (c) fixtures, equipment and other personal property attached to or beneath the Property and not owned by the Space Tenants or a governmental entity, if any, but no part of the Purchase Price shall be deemed to be paid for such fixtures, equipment or personal property; (d) rights of way, appurtenances, easements, sidewalks, alleys, gores or strips of land adjoining or appurtenant to the Property and used in connection therewith; (e) trade names (including the name "La Plaza Del Norte") and any other intangible personal property used in connection with the operation of the Property; and (f) the interest of landlord in the Space Leases ((a) through (f) herein referred to collectively as the "PREMISES").

          3.   PURCHASE PRICE.

               3.1 The purchase price (the "PURCHASE PRICE") for the Premises is the sum of FIFTY-NINE MILLION ONE HUNDRED FORTY-THREE THOUSAND TWO HUNDRED DOLLARS AND 00/100 ($59,143,200.00) payable by Purchaser to Seller as follows:

                      (a) On the signing of this Contract, ONE MILLION TWO HUNDRED THOUSAND DOLLARS AND 00/100 ($1,200,000.00) (said sum together with interest earned thereon is hereinafter called the "DEPOSIT"). The Deposit shall be made by electronic wire transfer of immediately available federal funds to an account designated by Chicago Title Insurance Company, attention: Nancy Castro, Senior Escrow Officer, 171 North Clark Street, Chicago, Illinois 60601 ("INITIAL ESCROWEE") or by certified check of Purchaser or bank teller's check to the order of Initial Escrowee. In the event any check in payment of the Deposit is cancelled or returned uncollected, Seller, at its sole option, may cancel this Contract and/or pursue any legal remedies Seller may have against Purchaser on such check at the sole expense of Purchaser, such remedies being cumulative and not exclusive. Purchaser acknowledges and agrees that, unless it terminates this Contract in accordance with Section 12.1, on the first Business Day following the Outside Termination Date, the Deposit shall be transferred to an account designated by Escrowee and Escrowee shall, from and after the Outside Termination Date, hold the Deposit in accordance with the terms of this Contract.

                      (b) On the Closing Date, the sum of FIFTY-SEVEN MILLION NINE HUNDRED FORTY-THREE THOUSAND TWO HUNDRED DOLLARS AND 00/100 ($57,943,200.00) subject to adjustment pursuant to Sections 9.4, to be paid by electronic wire transfer of immediately available federal funds pursuant to wiring instructions to be given by Heritage Title Company ("ESCROWEE") or as Escrowee may direct to Purchaser prior to the Closing and Purchaser shall cause Escrowee to distribute such funds to Seller in accordance with this Contract.

          4.   DEPOSIT PROVISIONS.

               4.1 Unless Purchaser terminates this Contract in accordance with Section 12.1, on the first Business Day following the Outside Termination Date, Initial Escrowee is authorized and directed to pay the Deposit to Escrowee. Upon the Closing, Escrowee is authorized and directed to pay the Deposit to Seller (or as Seller may direct) upon payment of the Purchase Price by Purchaser to Seller or Escrowee on behalf of Seller.

               4.2 In the event Purchaser should default under this Contract, Initial Escrowee or Escrowee (as applicable) shall pay the Deposit to Seller, who shall retain the Deposit in accordance with Section 10.1 below.

               4.3 In the event this Contract is terminated by reason other than Purchaser's default, Initial Escrowee or Escrowee (as applicable) shall pay the Deposit to Purchaser.

               4.4 Initial Escrowee and Escrowee (as applicable) shall invest and reinvest the proceeds of the Deposit, and any interest earned thereon, in United States Government Treasury Bills or Certificate(s) of Deposit or bank money market account(s) as Purchaser shall direct and as is reasonably acceptable to Seller. The party entitled to receive the interest earned on the Deposit shall pay all income taxes owed in connection therewith. The employer identification numbers of Seller and Purchaser are respectively set forth on the signature page hereof.

               4.5 Initial Escrowee and Escrowee, by signing this Contract at the end hereof where indicated, signifies its agreement to hold the Deposit for the purposes as provided in this Contract. In the event of any dispute, Initial Escrowee and Escrowee (as applicable) shall have the right to deposit the Deposit in court to await the resolution of such dispute. Initial Escrowee and Escrowee shall not incur any liability by reason of any action or non-action taken by it in good faith or pursuant to the judgment or order of a court of competent jurisdiction. Initial Escrowee and Escrowee shall have the right to rely upon the genuineness of all certificates, notices and instruments delivered to it pursuant hereto, and all the signatures thereto or to any other writing received by Initial Escrowee and Escrowee purporting to be signed by any party hereto, and upon the truth of the contents thereof.

               4.6 Except as otherwise provided for in Sections 4.1 and 12.1, Initial Escrowee and Escrowee (as applicable) shall not pay or deliver the Deposit to any party unless written demand is made therefor by (i) joint order of Purchaser and Seller or (ii) an order or judgment of a court of competent jurisdiction and a copy of such written demand is delivered to Initial Escrowee or Escrowee (as applicable).

               4.7 Initial Escrowee and Escrowee shall be entitled to consult with counsel in connection with its duties hereunder. Seller and Purchaser, jointly and severally, agree to reimburse Initial Escrowee and Escrowee, upon demand, for the reasonable costs and expenses including attorneys' fees incurred by Initial Escrowee and Escrowee in connection with its acting in its capacity as Initial Escrowee and Escrowee (as applicable). In the event of litigation relating to the subject matter of the escrow, whichever of Seller or Purchaser is not the prevailing party shall reimburse the prevailing party for any costs and fees paid by the prevailing party or paid from the escrowed funds to Initial Escrowee or Escrowee (as applicable).

          5.   "AS-IS". "WHERE IS".

               5.1 Purchaser acknowledges and agrees that (a) Purchaser has, or will have prior to the expiration of Purchaser's Review Period, independently examined, inspected, and investigated to the full satisfaction of Purchaser, the physical nature and condition of the Premises, including, without limitation the pending condemnation suits under Case Numbers 2002ED0005, 2002ED0028 and 2002ED0053 (collectively, the "Proceeding") and its environmental condition, and the income, operating expenses and carrying charges affecting the Premises, (b) except as expressly set forth in this Contract, neither Seller nor any agent, officer, employee, or representative of Seller has made any representation whatsoever regarding the subject matter of this Contract or any part thereof, including (without limiting the generality of the foregoing) representations as to the physical nature or environmental condition of the Premises, the existence or non-existence of petroleum, asbestos, lead paint, fungi, including mold, or other microbial contamination, hazardous substances or wastes, underground or above ground storage tanks or any other environmental hazards on, under or about the Property, the Space Leases, operating expenses or carrying charges affecting the Premises, the compliance of the Premises or its operation with any laws, rules, ordinances or regulations of any applicable governmental or quasi-governmental authority or the habitability, merchantability, marketability, profitability or fitness of the Premises for any purpose and (c) except as expressly set forth in this Contract, Purchaser, in executing, delivering and performing this Contract, does not rely upon any statement, offering material, operating statement, historical budget, engineering structural report, any environmental reports, information, or representation to whomsoever made or given, whether to Purchaser or others, and whether directly or indirectly, orally or in writing, made by any person, firm or corporation except as expressly set forth herein, and Purchaser acknowledges that any such statement, information, offering material, operating statement, historical budget, report or representation, if any, does not represent or guarantee future performance of the Premises. Without limiting the foregoing, but in addition thereto, except as otherwise expressly set forth in Section 6.1 of this Contract, Seller shall deliver, and Purchaser shall take, subject to Purchaser's right to cancel this Contract on or before the Outside Termination Date as set forth in Section 12.1, the Premises in its "as is" "where is" condition and with all faults on the Closing Date, including without limitation, the Proceeding and any notes or notices or violations of law or municipal ordinances, orders or requirements imposed or issued by any governmental or quasi-governmental authority having or asserting jurisdiction, against or affecting the Premises and any conditions which may result in violations (collectively, "Violations"). The provisions of this Section shall survive the Closing or the earlier termination of this Contract.

               5.2 Except as set forth in this Contract and except for Claims & Liabilities resulting solely from a misrepresentation by Seller under Section
6.1 of this Contract

(to the extent same survives the Closing), Purchaser hereby waives, releases and forever discharges Seller, its affiliates, subsidiaries, officers, directors, shareholders, employees, independent contractors, partners, representatives, agents, successors and assigns (collectively the "Released Parties"), and each of them, from any and all causes of action, claims, assessments, losses, damages (compensatory, punitive or other), liabilities, obligations, reimbursements, costs and expenses of any kind or nature, actual contingent, present, future, known or unknown, suspected or unsuspected, including, without limitation, interest, penalties, fines, and attorneys' and experts' fees and expenses (collectively, "Claims & Liabilities"), whether caused by, arising from, or premised, in whole or in part, upon Seller's acts or omissions, and notwithstanding that such acts or omissions are negligent or intentional, or premised in whole or in part of any theory of strict or absolute liability, which Purchaser, its successors or assigns or any subsequent purchaser of the Premises may have or incur in any manner or way connected with, arising from, or related to the Premises, including without limitation (i) the environmental condition of the Premises, or (ii) actual or alleged violations of environmental laws or regulations in connection with the Premises and/or any property conditions. Purchaser agrees, represents and warrants that the matters released herein are not limited to matters which are known, disclosed, suspected or foreseeable, and Purchaser hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon Purchaser by virtue of the provisions of any law which would limit or detract from the foregoing general release of known and unknown claims.

          6.   REPRESENTATIONS.

               6.1 SELLER'S REPRESENTATIONS. Seller represents that as of the date hereof:

                      (a) Seller is, and at the Closing shall be, a limited partnership under the laws of the State of Texas. Seller has the right, power and authority to make and perform its obligations under this Contract without the need for governmental approval, consent or filing.

                      (b) (i)The execution, delivery and performance of this Contract in accordance with its terms, do not violate the limited partnership agreement of Seller, or any contract, agreement, commitment, order, judgment or decree to which Seller is a party or by which it is bound; (ii) Seller has the right, power and authority to make and perform its obligations under this Contract; and (iii) this Contract is a valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

                      (c) Seller is not a "foreign person" within the meaning of
Section 1445 of the Internal Revenue Code of 1986, as amended.

                      (d) The leases described on Schedule C annexed hereto (such leases are herein called the "EXISTING SPACE LEASES" and the lessees thereunder are herein called the "EXISTING SPACE TENANTS"), true, correct and complete copies of which have been delivered or made available to Purchaser, constitute the only leases, licenses or other written agreements for the use or occupancy of the Premises to which Seller is a party and which will be binding on Purchaser following the Closing, except as may otherwise be set forth in the Permitted

Exceptions. Except as set may be forth in Schedule C annexed hereto, the Existing Space Leases are in full force and effect.

                      (e) The information on the rent roll attached hereto as Schedule C is true and correct in all material respects.

                      (f) Except as may be set forth in its Space Lease, no Existing Space Tenant has made rent payments to Seller in advance for more than one (1) month (exclusive of security deposits).

                      (g) Set forth on Schedule D is a true, correct and complete list of the service contracts (the "SERVICE CONTRACTS") which may be binding on Purchaser or the Property after the Closing. Seller does not guarantee or undertake that any of the Service Contracts will be in effect as of the Closing. Seller reserves the right to modify, terminate or enter into new Service Contracts prior to Closing provided such new service contracts are terminable on not more than thirty (30) days prior notice without payment of any premium or penalty (unless Seller agrees to pay the premium or penalty). Notwithstanding anything contained herein to the contrary, Purchaser hereby agrees to accept and assume in accordance with Exhibit 3 all Service Contracts which cannot be terminated by Seller (i) without cause, (ii) upon less than thirty (30) days' notice, or (iii) without payment of a premium or penalty.

                      (h) There are no persons employed by Seller at the Premises in connection with the operation or maintenance of the Premises who will be binding upon Purchaser after the Closing.

                      (i) Except for the Proceeding, there is no pending or overtly threatened condemnation proceeding against the Premises or any portion thereof.

                      (j) Except as set forth on Schedule C or in the tenant files delivered or made available to Purchaser, Seller has not sent to or received a written notice of default from a Space Tenant under the Space Leases in the past six (6) months which has not been cured or waived.

                      (k) Except as set forth on Schedule E annexed hereto or matters fully covered (excluding deductibles) by one or more insurance policies, there is no litigation pending against the Premises.

                      (l) Except in connection with the Proceeding, Seller has not received written notice from a governmental authority of a Violation against Seller within the past twelve (12) months which has not been cured or waived.

                      (m) Except as set forth in this Contract and except for the Service Contracts, the Space Leases and the Permitted Exceptions, there are no service contracts, management agreements or other written agreements relating to the operation or use of the Premises to which Seller is a party and which will be binding upon Purchaser after the Closing.

               6.2    KNOWLEDGE. The representations of Seller set forth in
Section 6.1 are made to the actual knowledge of David Morrow. Any reference to Seller's "receipt" or language similar thereto of notices or other written documents shall mean the actual receipt of the same by David Morrow. In no event shall Purchaser be entitled to assert any cause of action against David Morrow nor shall David Morrow have any personal liability whatsoever for any matter under or related to this Contract.

               6.3 UPDATE AND SURVIVAL. At Closing, Seller shall update the representations made in Section 6.1 above as the facts then exist. The representations made in Section 6.1 and any update of such representations shall survive the Closing through the period ending August 31, 2004; provided, however, any representation which results in a reduction of the Purchase Price pursuant to Section 6.4 shall not survive the Closing. In any event, except in the case of fraud, Seller's maximum liability after Closing for representations that survive Closing shall be equal to the Maximum Representation Expense.

               6.4    LIABILITY FOR MISREPRESENTATIONS.

                      (a) Subject to the provisions of Section 6.4(b) below, if any representation of Seller shall fail to be true in any adverse respect and such failure is (i) not due to Seller's fraud, Purchaser's sole remedy prior to Closing shall be to terminate this Contract and receive the return of the Deposit (ii) due to Seller's fraud, Purchaser shall be permitted to terminate this Contract and receive a return of the Deposit and Purchaser's actual damages, and upon the receipt of same, this Contract shall be null and void and of no further force or effect and, except for those provisions expressly stated to survive the termination of this Contract, neither party shall have any rights or obligations against or to the other. Seller shall have the option to rescind Purchaser's termination of this Contract and adjourn the Closing for a period not to exceed thirty (30) days beyond the date scheduled for the Closing in order to make such representation true. If the Closing shall take place without Purchaser making an objection to an untrue representation of which Purchaser shall have knowledge, Purchaser shall be deemed to have waived all liability of Seller by reason of such untrue representation. Upon delivery of any Estoppel Certificates, Seller shall be entirely released from any liability under Seller's representations (including, without limitation, any update of the representations) concerning the information contained in such Estoppel Certificates to the extent the same is consistent with, or more favorable than, the information contained in Seller's representations. The provisions of this
Section 6.4 shall survive the Closing or termination of the Contract.

                      (b) The provisions of Section 6.4(a) above to the contrary notwithstanding, if any representation(s) shall fail to be true and such representation(s) can be made true by the payment of a liquidated sum of money only, and if both (a) such representation(s) can reasonably be expected to be made true within a period of thirty (30) days beyond the date scheduled for Closing and (b) the sum of money required to make such representation(s) true shall not exceed Seventy-five Thousand and 00/100 ($75,000.00) Dollars in the aggregate (the "MAXIMUM REPRESENTATION EXPENSE"), in such event, Seller agrees to adjourn the Closing for the period required to make such representation(s) true, but not to exceed thirty (30) days beyond the date scheduled for the Closing and to expend (or, at Seller's election, to obligate itself to expend by indemnity agreement, bond or any other manner) an amount not to exceed the Maximum Representation Expense. If there shall be any untrue representation(s) which can be made true by the payment of a sum of money only which exceeds the Maximum Representation Expense, or which can be made true by the payment of not more than the Maximum Representation Expense but not within the available time, and Seller notifies

Purchaser that Seller elects not to, or cannot, make such representation(s) true within the available time, Purchaser may elect to (i) cancel this Contract by notice to Seller given within five (5) Business Days after receipt of Seller's notice and receive the return of the Deposit or (ii) close with a credit from Seller equal to the lesser of the amount required to make the representation true or the Maximum Representation Expense. If Purchaser fails to timely cancel this Contract as provided in the preceding sentence, Purchaser shall nevertheless proceed to Closing and the Purchase Price shall be reduced by the lesser of the sum of money required to make such representations true or the Maximum Representation Expense. Anything in this Section to the contrary notwithstanding, an attempt by Seller to make any untrue representation to be true shall not be deemed to be or create an obligation of Seller to make the same true.

               6.5    PURCHASER'S REPRESENTATIONS. Purchaser represents that:

                      (a) Purchaser is an Illinois corporation. The execution, delivery and performance of this Contract in accordance with its terms, do not violate the partnership agreement, corporate charter, by-laws, certificate of incorporation or operating agreement of Purchaser, or any contract, agreement, commitment, order, judgment or decree to which Purchaser is a party or by which it is bound;

                      (b) Purchaser has the right, power and authority to make and perform its obligations under this Contract; and

                      (c) This Contract is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms. Purchaser covenants and warrants that the representations in the preceding sentences of this Section 6.5 will be true on the Closing with respect to Purchaser or any permitted assignee of Purchaser and Purchaser or such assignee shall deliver to Seller at Closing copies of Purchaser's organizational documents and resolutions and/or consents and certificates as necessary to substantiate that such representations of Purchaser are true as of the Closing.

          7.   ONGOING OPERATIONS.

               7.1    LEASING PRACTICE.

                      (a) The Existing Space Leases, together with any modifications, renewals and new leases made after the date hereof in accordance with this Section 7.1 hereof are herein called the "SPACE LEASES" and the tenants thereunder are herein called the "SPACE TENANTS". During the period ending five (5) days before the Outside Termination Date (and provided Purchaser receives a copy of the applicable New Lease on or prior to such date), Seller may enter into new leases or renew and/or make modifications to the Space Leases (collectively, "NEW LEASE(S)") without the approval of Purchaser. Beginning with the fifth (5th) day before the Outside Termination Date, provided Purchaser is not in default under this Contract, Seller shall not enter into New Leases without the prior approval of Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed. Purchaser agrees to grant or deny consent in writing (and provide, in reasonable detail, the reasons for any denial) within three (3) Business Days after Purchaser's receipt of Seller's request, which request shall contain copies of all material information related to such request and a summary of the material terms of the proposed New Lease. Purchaser's failure to timely respond in writing to Seller's request shall be deemed a consent to the proposed New Lease. Seller shall, from time to time, inform (orally or in writing) Purchaser of any new lease negotiations and promptly give notice to Purchaser of any New Lease and a copy of any instruments executed and any material information delivered in connection with the New Lease. Notwithstanding anything contained in this Section 7.1(a) to the contrary, at any time on or before the Closing Date, Seller may enter into New Leases without Purchaser's prior approval provided such New Leases are on terms no less favorable than those set forth on SCHEDULE F annexed hereto.

                      (b) Following the Outside Termination Date, Seller may continue to grant consent or approval to a request made by a Space Tenant if such consent or approval is required to be granted pursuant to the applicable provisions of the Space Lease or if Seller is required to exercise reasonable judgment or discretion in determining whether to grant the consent or approval.

                      (c) Following the Outside Termination Date, if Seller is not obligated to grant, or exercise reasonable judgment or discretion in determining whether to grant, consent or approval to a request made by a Space Tenant, then, provided Purchaser is not in default under this Contract, Seller shall, prior to granting such consent or approval, notify Purchaser of the request made by a Space Tenant, which notice shall contain copies of all documents, if any, submitted by such Space Tenant in connection with the request. Purchaser agrees to advise Seller in writing, within five (5) Business Days after Purchaser's receipt of Seller's notice, whether Purchaser elects that the Space Tenant's request be granted or denied (and provide, in reasonable detail, the reasons for any denial), which election shall be made in Purchaser's reasonable judgment. Purchaser's failure to timely respond in writing to Seller's notice shall be deemed an election to consent to the proposed request.

                      (d) Purchaser acknowledges and agrees that no representation has been made and no responsibility has been assumed by Seller with respect to the continued occupancy of the Premises, or any part thereof, by the Space Tenants following Closing. Seller does not undertake or guarantee that the Space Tenants will be in occupancy at the Closing. Prior to the Closing, Seller shall have the right, but not the obligation, to enforce its rights against the Space Tenants by summary proceeding, drawing down or application of security deposits or in any other manner. Except as provided in this Section 7.1 above and provided Purchaser is not in default under this Contract, Seller shall not terminate any Space Lease without the prior consent of Purchaser except in the event of a default by a Space Tenant under its Space Lease. Notwithstanding anything contained herein to the contrary, it shall be a condition to Purchaser's obligation to close title to the Premises if at any time after the Outside Termination Date any of the following shall have occurred with respect to a Space Tenant occupying space equal to or greater than 12,000 square feet at the Premises: (i) the commencement of a case under Title 11 USC section 101, et. sec., as now constituted and hereafter amended which is not dismissed prior to the date scheduled for Closing; (ii) (A) a default by a Space Tenant under its Space Lease for nonpayment of rent (which default continues beyond any applicable grace period) and (B) the vacation of its premises or (iii) the termination of its Space Lease; provided, however, that Purchaser shall be deemed to have waived the provisions in this subsection 7.1(d) if Purchaser expressly consents to or causes any such Space Tenant's vacation or termination in accordance with this Section 7.1. If on the date scheduled for Closing the foregoing condition is not satisfied, Purchaser's sole remedy shall be to terminate this Contract and receive the return of the Deposit and upon the receipt of same, this Contract shall be null and void and of no further force or effect and, except for those provisions expressly stated to survive the termination of this Contract, neither party shall have any rights or obligations against or to the other.

               7.2 PERSONAL PROPERTY AND EQUIPMENT. During the pendency of this Contract, Seller agrees not to transfer to any third party or remove any personal property or equipment owned by Seller used in connection with the operation or maintenance of the Premises and located in the Premises unless such personal property or equipment is obsolete or replaced with a substantially similar item.

               7.3 EMPLOYEES. During the pendency of this Contract, Seller shall not hire any employees for whom Purchaser will have liability following the Closing.

               7.4 DEVELOPMENT RIGHTS. Except in connection with the Proceeding, during the pendency of this Contract, Seller shall not sell, lease, transfer or otherwise encumber any development rights appurtenant to the Premises that would materially and adversely affect the Premises.

               7.5 TAX PROTEST PROCEEDINGS. Seller shall have sole authority to prosecute, settle and withdraw proceedings to review any real estate tax assessment for the Premises covering the fiscal years prior to and in which the Closing occurs. Purchaser acknowledges that it has no interest in any proceedings or refunds applicable to any fiscal tax year prior to the year in which the Closing occurs. The provisions of this Section shall survive the Closing.

               7.6 OPERATION AND MAINTENANCE. From and after the date hereof until the date and time of the Closing, Seller shall operate and maintain the Premises in the usual course of business and consistent with past practices, excepting normal wear and tear and loss or Casualty, except that Seller shall have no obligation whatsoever to make any capital expenditures.

               7.7 ACCOUNTING. Subject to the provisions of Section 13.6, during the pendency of this Contract, Seller, at Purchaser's sole cost and expense, shall reasonably cooperate with the public accounting firm KPMG in its audit of the Premises' books and records, provided, that, such reasonable cooperation does not increase Seller's liability in any manner. Purchaser acknowledges and agrees that Seller shall not be obligated to devote (other than de minimus) time and resources to KPMG's audit.

          8.   TITLE.

               8.1 TITLE COMMITMENT. Seller has (i) caused to be issued and delivered to Purchaser a title commitment (the "TITLE COMMITMENT") issued by Heritage Title Company (the "TITLE COMPANY"), accompanied by a copy of all recorded documents affecting the Property and listed as exceptions in Schedule B of the Title Commitment and (ii) delivered to Purchaser a copy of the existing ALTA survey of the Premises prepared by Pape Dawson Engineers, dated September 16, 2003 as updated on November 19, 2003 (the "Survey"). At least ten (10) days prior to the Outside Termination Date, Purchaser shall furnish Seller with notice of any objections Purchaser has to the Title Commitment and Survey (collectively, the "TITLE OBJECTION DATE"); provided, however, Seller shall have no obligation to cure any such objections. Any matters existing as of the Title Objection Date to which Purchaser does not object, shall be deemed Permitted Exceptions. All defects, encumbrances, encroachments or other objections to title that exist as of the Outside Termination Date and which Seller has not in this Contract or in a separate writing expressly agreed to remove, shall be deemed Permitted Exceptions. Following the Outside Termination Date, Purchaser shall notify Seller within five (5) days of becoming aware of any other defects, encumbrances, encroachments or other objections to title that are not Permitted Exceptions. Any defects, encumbrances, encroachments or other objections to title that are not Permitted Exceptions that are not timely objected to in accordance with this Section 8.1 shall be deemed Permitted Exceptions.

               8.2 STATUS OF TITLE. Subject to the terms of this Contract, Seller shall deliver and Purchaser shall accept title to the Premises and consummate the transaction contemplated by this Contract subject to (a) the title exceptions set forth in Schedule B to this Contract and (b) title exceptions created or suffered by Purchaser or mechanics' liens created or suffered by Purchaser and (c) the title exceptions deemed Permitted Exceptions under Section 8.1 above and (d) any items or exceptions to title set forth on the Survey and (e) such other title exceptions which Seller may, in accordance with the provisions of this Contract, cause the Title Company to omit from Purchaser's title policy or affirmatively insure, without additional premium (unless paid by Seller) (the title exceptions [whether liens, encumbrances, defects, encroachments or other objections] described in (a), (b), (c), (d) and
(e) herein sometimes referred to collectively as "PERMITTED EXCEPTIONS").

               8.3    NON-PERMITTED TITLE OBJECTIONS.

                      (a) If on the Closing it should appear that the Premises is affected by any lien, encumbrance, defect, encroachment or objection which is not a Permitted Exception (collectively, "NON-PERMITTED TITLE OBJECTIONS"), then in such event, Seller, at Seller's election, shall have the privilege to remove or satisfy the same, and shall, for that purpose, be entitled to one or more adjournments of the Closing for a period not to exceed (in the aggregate) thirty
(30) days beyond the date scheduled for Closing.

                      (b) Seller shall not be required to bring any action or proceeding or to otherwise incur any expense to remove or discharge any Non-Permitted Title Objection unless such Non-Permitted Title Objection(s) can be removed or discharged by payment of a liquidated sum of money only, and if both (1) such removal or discharge can reasonably be expected to be accomplished within a period of thirty (30) days beyond the date scheduled for the Closing and (2) the sum of money required to accomplish such removal or discharge does not exceed Seventy-five Thousand and 00/100 ($75,000.00) Dollars in the aggregate (the "MAXIMUM TITLE EXPENSE"). In such event, Seller agrees to adjourn the Closing for the period required to remove or discharge such Non-Permitted Title Objections, but not to exceed thirty (30) days beyond the date scheduled for the Closing, and to expend (or at Seller's election, to obligate itself to expend by indemnity agreement, bond or any other manner) an amount not to exceed the Maximum Title Expense to remove or discharge such Non-Permitted Title Objections. If there shall be any Non-Permitted Title Objections that can be removed or discharged by the payment of a sum of money only which exceeds the Maximum Title Expense, or that can be removed by the payment of not more than the Maximum Title Expense but not within thirty (30) days and Seller notifies Purchaser that Seller elects not to, or cannot, remove or discharge such Non-Permitted Title Objections, Purchaser may elect to (i) terminate this Contract by notice given within five (5) Business Days after receipt of Seller's notice and receive the return of the Deposit or (ii) close with a credit from Seller equal to the lesser of the amount required to remove or discharge such Non-Permitted Title Objection or the Maximum Title Expense. If Purchaser fails to timely cancel this Contract as provided in the preceding sentence, Purchaser shall accept such title as Seller can convey and the Purchase Price shall be reduced by the lesser of the Maximum Title Expense or the amount required to remove or discharge said Non-Permitted Title Objection. Anything in this Section to the contrary notwithstanding, an attempt by Seller to remove or discharge any Non-Permitted Title Objection shall not be deemed to be or create an obligation of Seller to remove or discharge the same.

                      (c) The foregoing provisions of this Section to the contrary notwithstanding, Seller agrees to remove or discharge any monetary lien voluntarily created by Seller and any Non-Permitted Title Objections voluntarily created by Seller after the date hereof; provided, however, that Seller shall in no event be deemed to have voluntarily created (nor shall Seller be liable for) any monetary lien or Non-Permitted Title Objections if caused or created by an act or omission of Purchaser or by an act or omission of a Space Tenant.

          9.   CLOSING.

               9.1 CLOSING DATE AND LOCATION. Subject to the adjournments expressly allowed elsewhere in this Contract, the closing of title (the "CLOSING") shall take place, time being of the essence at 9:30 AM, on January 15, 2004. The Closing shall take place by escrow deliveries to the Escrowee (the actual date of closing is herein referred to as the "CLOSING DATE") pursuant to reasonably acceptable escrow instructions that will provide, among other things, that the transfer documents will be released only upon Escrowee, on behalf of Seller, being unconditionally and irrevocably authorized to disburse the Purchase Price to Seller or as Seller may direct.

               9.2    CLOSING EXPENSES.

                      (a) SELLER'S EXPENSES. Seller shall pay (i) one-half of any escrow or closing charge of the Title Company; (ii) the base premium for a basic Standard Coverage Owner's Policy (without endorsements or extended coverage (which includes, without limitation, shortage in area coverage)); (iii) one-half of any real property transfer, conveyance, grantor, grantee or recording taxes imposed by any applicable governmental authority by reason of the transfer of the Premises ("TRANSFER TAX"); (iv) the Survey (for expenses incurred through November 19, 2003); and (v) any sales tax payable on the sale of any personal property to Purchaser. Seller and Purchaser shall each execute (and swear to where required) any returns and statements required in connection with the Transfer Tax, if any. Payment of the Transfer Tax shall be made to the Title Company.

                      (b) PURCHASER'S EXPENSES. Purchaser shall pay (i) one-half of any escrow or closing charge of the Title Company; (ii) one-half of the Transfer Tax (if any); (iii) the per page cost of recording the deed; (iv) all expenses relating to its inspection of the Premises including, but not limited to, engineering, environmental and property condition surveys including the costs of the Survey first incurred from and after November 20, 2003; (v)

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the cost of the premium for extended title policy coverage and the costs of any endorsements (other than endorsements which Seller elects to obtain to cure any Non-Permitted Title Exception); and (vi) any cost incurred in connection with any financing obtained by Purchaser including, without limitation, mortgage recording tax and title insurance premiums.

                      (c) The provisions of this Section 9.2 shall survive the Closing.

               9.3    CLOSING DELIVERIES.

                      (a) At Closing Seller shall deliver to Purchaser or
Escrowee:

                          (i)     the Deed executed by Seller and acknowledged
in the form annexed hereto as Exhibit 1;

                          (ii)    the Assignment of the Space Leases executed by
Seller in the form annexed hereto as Exhibit 2;

                          (iii)   the Assignment of the Service Contracts (and
any permitted replacements or renewals thereof) executed by Seller in the form annexed hereto as Exhibit 3;

                          (iv)    the Assignment of Licenses, Permits,
Guarantees and Warranties executed by Seller in the form annexed hereto as
Exhibit 4;

                          (v)     notice to the Space Tenants executed by Seller
in the form annexed hereto as Exhibit 5 (which will be delivered to the Space Tenants by Seller or its property manager unless otherwise mutually agreed to by Seller and Purchaser);

                          (vi)    originals, or if originals are not available,
copies of the Space Leases;

                          (vii)   notice to the service contractors executed by
Seller in the form annexed hereto as Exhibit 6;

                          (viii)  originals, or if originals are not available,
copies of the Service Contracts;

                          (ix)    to the extent in Seller's possession, the real
estate tax bills for the Premises for the then current real estate tax year;

                          (x)     to the extent they are in Seller's possession
(a) unless posted at the Property, all licenses and permits, authorizations and approvals pertaining to the Premises and (b) all guarantees and warranties which Seller has received in connection with any work or services performed or equipment installed in and improvements erected on the Premises (Seller agrees to use commercially reasonable efforts to obtain an acknowledgment from the roof warranty material and/or service provider of the assignment of the roof warranty to Purchaser (at the sole cost and expense of Seller) but failure to obtain same shall not be a condition to Purchaser's obligation to complete Closing not give rise to any liability or obligation on the part of Seller to Purchaser or otherwise);

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                          (xi)    duly executed certificate of Seller in the
applicable form set forth in Treasury Regulations Section 1.1445-2(b)(2); and

                          (xii)   estoppel certificates (each an "ESTOPPEL
CERTIFICATE" and collectively the "ESTOPPEL CERTIFICATES") from Space Tenants representing ninety-five (95%) percent of the leased area of the Premises, provided that Seller shall deliver estoppel certificates from one hundred (100%) percent of Space Tenants equal to or greater than 8,000 square feet occupying space at the Premises (collectively, "ESTOPPEL TENANTS"), in form and substance which do not vary materially from the form annexed hereto as Exhibit 7 (unless such variance benefits Purchaser), provided, however, that any Space Tenant may delete or modify paragraphs m, n and o of the Estoppel Certificate, or, as to any Space Tenant and/or Space Lease providing for or allowing a different form of estoppel certificate, the form provided or allowed by such Space Tenant and/or Space Lease. Seller will request, where appropriate, an estoppel certificate, in the form annexed hereto as EXHIBIT 13, from all guarantors ("GUARANTOR ESTOPPEL CERTIFICATE") of Space Leases at the Premises but failure to obtain an executed Guarantor Estoppel Certificate shall not be a condition to Purchaser's obligation to complete Closing nor give rise to any liability or obligation on the part of Seller to Purchaser or otherwise. Notwithstanding the foregoing to the contrary, if the Estoppel Certificates cannot be timely delivered, Seller may, but shall not be obligated to, adjourn the Closing for a period not to exceed thirty (30) days, to (i) obtain the Estoppel Certificates or (ii) for Space Tenants occupying less than 8,000 square feet at the Premises, elect to deliver Seller's Estoppels in lieu thereof if such estoppels are not delivered, or as a supplement thereto, if such estoppels do not cover all of the required matters as set forth on EXHIBIT 7 or in the form provided for or allowed pursuant to such Space Tenant's Space Lease, as applicable, in the form attached hereto as EXHIBIT 11 (each a "SELLER'S ESTOPPEL" and collectively "SELLER'S ESTOPPELS") which Seller's Estoppels shall be deemed to comply with this Section 9.3(a)(xii) and shall satisfy Seller's obligation with respect to such Space Tenant. Seller shall be entirely released from liability under a Seller Estoppel upon delivery to Purchaser of an Estoppel Certificate from the corresponding Space Tenant to the extent such replacement Estoppel Certificate is in a form and substance which complies with this Section 9.3(a)(xii). If Seller, after exercising or waiving in writing its adjournment right set forth in this Section 9.3(a)(xii), does not or cannot deliver the required Estoppel Certificates, Purchaser's sole remedy shall be to terminate this Contract and receive the return of the Deposit or to close notwithstanding the lack of the Estoppel Certificate(s) without any reduction of the Purchase Price and without any liability of Seller relative thereto. In the event any Estoppel Certificate shall claim a default or other failure of an obligation (a claim of default or failure of an obligation by Seller or a Space Tenant which arises out of or results from information disclosed to or known by Purchaser prior to the Outside Termination Date shall not be deemed an Estoppel Default) by Seller under a Space Lease (such default or failure hereinafter being referred to as an "ESTOPPEL DEFAULT"), then Seller may, but shall not be obligated to, elect to cure any such Estoppel Default and shall, for that purpose, be entitled to adjourn the Closing for a period not to exceed thirty (30) days, provided, however, that in the event Seller elects not to cure such Estoppel Default or is unable to cure such Estoppel Default within such period of time, Purchaser's sole remedy shall be to terminate this Contract and receive the return of the Deposit. In the event Purchaser is permitted to terminate this Contract pursuant to the preceding sentence and if Purchaser fails to terminate this Contract as provided for above then, the rights and obligations of the parties hereto shall not be affected thereby, this Contract shall remain in full force and effect and Purchaser shall, at the Closing, accept such Estoppel Certificate subject to

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such Estoppel Default without any reduction of the Purchase Price.
Notwithstanding anything contained herein to the contrary, Purchaser shall notify Seller upon the date which is the earlier of (i) three (3) Business Days following Purchaser's receipt of an executed Estoppel Certificate and (ii) one
(1) Business Day prior to Closing, of Purchaser's permitted objections to any such Estoppel Certificate. Purchaser's failure to timely respond to Seller in accordance with the preceding sentence shall be deemed its approval of the Estoppel Certificate.

                          (xiii)  the Bill of Sale, executed by Seller in the
form of Exhibit 8 annexed hereto;

                          (xiv)   keys, combinations and codes to all locks and
security devices to the Premises in Seller's possession;

                          (xv)    an update of Seller's representations executed
by Seller in accordance with Section 6.3 above;

                          (xvi)   a Seller's non-resident withholding affidavit
executed by Seller;

                          (xvii)  the Transfer Tax return(s) executed by Seller
(if applicable); and

                          (xviii) Seller shall request from BB Fonds
International 1 USA, L.P., as a party to certain easement agreements on SCHEDULE B (items 10 (o) and (q)), an estoppel certificate in a form attached hereto as
EXHIBIT 12 and promptly upon receipt agrees to deliver the same to Purchaser, but the failure to obtain an estoppel certificate from BB Fonds International 1 USA shall not be a condition to Purchaser's obligation to complete Closing nor give rise to any liability or obligation on the part of Seller to Purchaser or otherwise.

                          (xix)   a title certificate in form attached hereto as
Exhibit 10; and

                          (xx)    evidence of Seller's organizational authority.

                      (b) At Closing Purchaser shall deliver to Seller or
Escrowee:

                          (i)     the balance of the Purchase Price as provided
in Section 3 hereof;

                          (ii)    the Assignment of the Space Lease executed by
Purchaser in the form annexed hereto as Exhibit 2;

                          (iii)   the Assignment of the Service Contracts (and
any replacements or renewals thereof) executed by Purchaser in the form annexed hereto as Exhibit 3;

                          (iv)    notice to the Space Tenants executed by
Purchaser in the form annexed hereto as Exhibit 5;

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                          (v)     Transfer Tax return(s) executed by Purchaser
(if applicable);

                          (vi)    notice to the service contractors executed by
Purchaser in the form annexed hereto as Exhibit 6; and

                          (vii)   evidence of Purchaser's organizational
authority.

               9.4. APPORTIONMENTS AND REIMBURSEMENTS. The following adjustments shall be made with respect to the Premises, and the following procedures shall be followed:

                      (a) General.

                          (i)     PREPARATION OF PRORATIONS. At least five (5)
days before the Closing Date, Seller shall prepare and deliver, or cause Escrowee to prepare and deliver, the Purchaser an unaudited statement for the Premises (the "Preliminary Proration Statement") showing prorations for the items set forth below, calculated as of 11:59 p.m. on the day preceding the Closing Date, on the basis of a 365-day year. Notwithstanding the foregoing in the event Seller (or its designee) does not receive the funds to be wired pursuant to Section 3 above by 1:00 P.M. Eastern Time on the Closing Date, then in such event, the items set forth in this Section shall be apportioned as of 11:59 P.M. on the Closing Date based upon the respective party's period of ownership for the item being apportioned. Purchaser and its representatives shall be afforded reasonable access to Seller's books and records with respect to the Premises and Seller's work papers pertaining to the Preliminary Proration Statement to confirm the accuracy of the Preliminary Proration Statement. Purchaser and Seller shall agree upon any adjustments to be made to the Preliminary Proration Statement before the Closing, and at the Closing, Purchaser or Seller, as applicable, shall receive a credit equal to the net amount due Purchaser or Seller, as applicable, pursuant to the Preliminary Proration Statement as finally agreed upon by Purchaser and Seller. The items to be covered by the Preliminary Proration Statement are as follows:

                                  A. rents, including percentage rents,
escalation charges for real estate taxes, parking charges, marketing fund charges, operating expense prepayments and reimbursements from Space Tenants, maintenance escalation rents or charges, costs-of-living increases or other charges of a similar nature, if any, and any additional charges, and expenses (collectively, "ADDITIONAL RENTS") payable under the Space Leases for the month in which Closing occurs; provided that if any of the foregoing are not finally adjusted between Seller and a Space Tenant, as applicable until after the preparation of the Preliminary Proration Statement then proration of such items shall be subject to adjustment pursuant to Section 9.4(b);

                                  B. non-delinquent real property taxes and
assessments except to the extent paid directly to the taxing authority by any Space Tenants under its Space Leases (real property taxes and assessments due and payable prior to the date of Closing shall be fully discharged and paid by Seller); provided that if the real property tax assessment for the fiscal year in which the Closing occurs has not been issued as of the Closing Date, real property taxes shall be prorated based on the most recent assessed value of the Premises, multiplied by the current tax rate, and such tax proration shall be subject to adjustment pursuant to subparagraph (iv) of this Section 9.4(a);

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

                                  C. Intentionally Deleted;

                                  D. water, sewer and utility charges not
payable by a Space Tenant;

                                  E. amounts payable under the Service
Contracts;

                                  F. permits, licenses and/or inspection fees
(calculated on the basis of the period covered), but only to the extent transferred to Purchaser;

                                  G. prior to Closing, if (i) any Existing Space
Tenant vacates the Premises and (ii) Seller replaces its Existing Space Lease with a New Lease under which the replacement Space Tenant's net effective rent payable after the Closing is greater than that of the vacating Space Tenant (the difference between the replacement Space Tenant's net effective rent and the vacating Space Tenant's net effective rent, the "EXCESS RENT"), Seller and Purchaser shall apportion leasing commissions, landlord's work and tenant improvement allowances incurred in connection with such New Lease made in accordance with the provisions of Section 7.1 above (which shall be apportioned based on the proportion of base rent payable over the initial lease term occurring during each party's respective period of ownership); provided, however, that the amount payable by Purchaser pursuant to this subsection 9.4(a)(i)(G) shall not be greater than the Excess Rent;

                                  H. Intentionally Deleted; and

                                  I. any other expenses normal to the operation
and maintenance of the Premises.

                          (ii)    PRINCIPLES OF PRORATIONS; COLLECTIONS AND
PAYMENTS. Subject to the prorations to be made pursuant to this Section 9.4, after the Closing Purchaser shall collect all revenues and pay all expenses with respect to the Premises, even if such revenues and expenses relate to periods before the Closing. Seller agrees to cooperate with Purchaser by endorsing (without recourse) in favor of Purchaser any checks which may be received after the Closing, but which are made payable to Seller (or its affiliates). Purchaser shall use reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Space Leases that were delinquent as of the Closing Date and that relate to a period before the Closing. To the extent such delinquent rents and other amounts are collected by Purchaser by judicial process, Purchaser may deduct from the amount owed to Seller an amount equal to the attorneys' fees and costs actually incurred by Purchaser in collecting such rents and other amounts due to Seller. Subject to the foregoing sentence, any rent or other payment collected after the Closing from any Space Tenant which owed a payment that was delinquent as of the Closing Date shall be applied first, to the applicable party's unpaid monetary obligations with respect to any periods from the Closing Date through the end of the month in which such payment is made, in such order as Purchaser may elect, until such monetary obligations have been paid in full; any remaining amount of such payment shall be paid over to Seller, for application against such party's delinquent monetary obligations with respect to any periods before the Closing Date, in such order as Seller may elect, until such delinquent monetary obligations have been paid in full; and any remaining amount of such payment shall be retained

                                      -20-
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by Purchaser for application against such party's future obligations.
Notwithstanding anything contained herein to the contrary, after the Closing Date Seller shall retain the right to (i) bring or continue actions or proceedings against Space Tenants to collect any delinquencies to which Seller is entitled to receive and Purchaser shall be deemed to have assigned to Seller the exclusive right to file proofs of claim and to commence or continue any actions or proceedings to collect any pre-petition rent, pre-petition additional rent, pre-petition rejection damages under Section 365 of the Bankruptcy Code, and/or post petition administration expense claims, for any and all damages which arise or accrue prior to the Closing Date, and to retain any sums collected in connection therewith; provided, however, Seller shall not sue to terminate a Space Tenant's Space Lease or right to possession of its premises and (ii) receive and Purchaser shall be deemed to have assigned to Seller the exclusive right to collect any and all amounts due in connection with the Proceeding. In addition, in calculating the prorations pursuant to this Section 9.4, Seller shall receive a credit in the amount of any utility, municipality or other deposits relating to the Premises made by Seller and which are assigned to Purchaser at the Closing. Seller shall be entitled to a refund of any deposits not assigned to Purchaser.

                          (iii)   SECURITY DEPOSITS. At the Closing, Seller
shall assign and deliver to Purchaser all prepaid rent, security deposits, letters of credit and other collateral actually received by Seller pursuant to any of the Space Leases.

                          (iv)    POST-CLOSING ADJUSTMENTS. Notwithstanding
anything to the contrary contained in this Section 9.4, (A) if the amount of the real property taxes and assessments payable with respect to the Premises for any period before Closing is determined to be more than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by Seller (in the case of any prior year), due to a reassessment of the value of the Premises or otherwise, Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Purchaser any increase in the amount of such real property taxes and assessments applicable to any period before Closing; provided, however, that Seller shall not be required to pay to Purchaser any portion of such increase that is payable by Space Tenants; and (B) if the amount of the real property taxes and assessments payable with respect to the Premises for any period before Closing is determined to be less than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by Seller (in the case of any prior year), due to an appeal of the taxes by Seller, a reassessment of the value of the Premises or otherwise, Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and (1) Purchaser shall pay to Seller any refund received by Purchaser representing such a decrease in the amount of such real property taxes and assessments applicable to any period before Closing; provided, however, the Purchaser shall not be required to pay to Seller any portion of such refund which is payable to Space Tenants; and (2) Seller shall be entitled to retain any refund received by Seller representing such a decrease in the amount of such real property taxes and assessments applicable to any period before Closing; provided, however, that Seller shall pay to Purchaser that portion of any such refund that is payable to Space Tenants. Each party shall give notice to the other party of any adjustment of the amount of the real property taxes and assessments payable with respect to the Premises for any period before Closing within thirty (30) days after receiving notice of any such adjustment.

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                      (b) POST CLOSING RECONCILIATION.

                          (i)     CERTAIN DELAYED PRORATIONS. If any Space
Tenants are required to pay Additional Rents, then, with respect to those Additional Rents which are not finally adjusted until after the preparation of the Preliminary Proration Statement pursuant to Section 9.4(a) above, Purchaser shall submit to Seller, no later than March 31, 2005, an unaudited statement for the Premises (a "SUPPLEMENTAL PRORATION STATEMENT") covering any such Additional Rents or any other items which have been finally adjusted between Purchaser and the applicable party for the 2004 calendar year (or if the applicable fiscal year is other than a calendar year, within ninety (90) days after the end of the applicable fiscal year), containing a calculation of the prorations of such Additional Rents and such other items, prepared based on the principles set forth in Section 9.4(a) above, provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Premises to the extent such increase results from Purchaser's purchase of the Premises. In order to enable Purchaser to make any year-end reconciliations of Additional Rents, within ninety (90) days after the Closing, Seller shall deliver to Purchaser a final statement of (i) all operating expenses for the Premises which are actually paid by Seller and permitted to be passed through to Space Tenants, as applicable, with respect to the portion of the 2004 calendar year occurring prior to the Closing ("SELLER'S 2004 ACTUAL OPERATING EXPENSES"), together with copies of all documentation evidencing Seller's 2004 Actual Operating Expenses, including copies of third-party invoices and copies of Seller's books and records applicable thereto, and (ii) all estimated payments of Additional Rents received by Seller with respect to the portion of the 2004 calendar year occurring prior to the Closing. If Additional Rents for the 2003 calendar year have not been finally adjusted between Seller and a Space Tenant, as applicable, as of the Closing, Seller shall retain all rights and obligations with respect to the adjustment thereof directly with the applicable party following the Closing, subject to the provisions of Section 9.4(a)(iv) above. Without limiting the generality of the foregoing, but subject to the provisions of Section 9.4(a)(iv) above, Seller shall retain all rights to bill and collect any additional amounts owing with respect to Additional Rents for the 2003 calendar year, and shall remain obligated to pay any refund owing to any party for overpayment of Additional Rents for the 2003 calendar year.

                          (ii)    AUDIT RIGHTS FOR SUPPLEMENTAL PRORATION
STATEMENTS. Seller and its representatives shall be afforded the opportunity to review all underlying financial records and work papers pertaining to the preparation of all Supplemental Proration Statements, and Purchaser shall permit Seller and its representatives to have full access to the books and records in the possession of Purchaser or any party to whom Purchaser has given custody of the same relating to the Premises to permit Seller to review the Supplemental Proration Statements. Any Supplemental Proration Statement prepared by Purchaser shall be final and binding for purposes of this Agreement unless Seller shall give written notice to Purchaser of disagreement with the prorations contained therein within sixty (60) days following Seller's receipt of such Supplemental Proration Statement, specifying in reasonable detail the nature and extent of such disagreement. If Purchaser and Seller are unable to resolve any disagreement with respect to any Supplemental Proration Statement within ten
(10) Business Days following receipt by Purchaser of the notice referred to above, either party may pursue any remedy available for the resolution of such dispute.

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                          (iii)   PAYMENTS FOR ADJUSTMENTS. Any net credit due
Seller or Purchaser, as the case may be, shall be paid to Seller or Purchaser, as the case may be, within seventy-five (75) days after the delivery of a Supplemental Proration Statement to Seller, or unless Seller notifies Purchaser of a disagreement with respect to any such statement as provided in Section 9.4(b)(ii) above, in which case such payment (less a hold back sufficient to cover the amount of the disagreement) shall be made within fifteen (15) days after Seller notifies Purchaser of such disagreement, and any further payment due after such disagreement is resolved shall be paid within fifteen (15) days after the resolution of such disagreement.

                      (c) SURVIVAL. The obligations of Seller and Purchaser under this Section 9.4 shall survive the Closing.

               9.5 CLOSING CONDITION. This Contract and all obligations of Purchaser hereunder are expressly conditioned on the following condition precedent being complied with as of the Closing Date: Seller shall (i) have delivered to Purchaser all written notices of Violations from governmental authorities which Seller receives from and after the date hereof which have not been cured or waived and (ii) not have received any written notices of Violations which would materially and adversely affect the Premises other than written notices of Violations (A) of which Seller notifies Purchaser no later than two (2) days prior to the Outside Termination Date, (B) which arise out of conditions known to Purchaser as of the Outside Termination Date, including, without limitation, those arising out of the Proceeding, (C) which are specifically disclosed in Purchaser's engineering reports as of the Outside Termination Date, (D) which are caused by Purchaser's acts or omissions or (E) which a Space Tenant is obligated to cure pursuant to its Space Lease. If Seller notifies Purchaser that the condition set forth in this Section 9.5 cannot be met, Purchaser shall have five (5) days from receipt of Seller's notice to elect to (i) cancel this Contract and receive the return of the Deposit or (ii) waive compliance with the aforesaid condition. If Purchaser elects to cancel this Contract pursuant to the preceding sentence, Seller shall have the option to rescind Purchaser's cancellation of this Contract and adjourn the Closing for a period not to exceed thirty (30) days beyond the date scheduled for Closing in order to cure the condition causing such Violations, provided Seller notifies Purchaser of such election within five (5) days after receipt of Purchaser's cancellation notice. In the event Purchaser is permitted to cancel this Contract in accordance with the foregoing, if Purchaser fails to cancel this Contract as provided for above, then, the rights and obligations of the parties hereto shall not be affected thereby, this Contract shall remain in full force and effect and Purchaser shall, at the Closing, accept the Premises subject to any such written notices of Violations without any reduction of the Purchase Price.

          10.  DEFAULT.

               10.1 PURCHASER'S DEFAULT. If Purchaser should default under this Contract, the parties hereto agree that the damages that Seller will sustain as a result thereof will be substantial but will be difficult to ascertain. Accordingly, the parties agree that in the event of such default, Escrowee is hereby directed to pay the Deposit to Seller, who shall retain the Deposit as and for its liquidated damages and sole remedy hereunder, in which event this Contract shall be null and void and of no further force and effect except for those provisions expressly stated to survive the termination of the Contract.

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               10.2   SELLER'S DEFAULT. If, for any reason whatsoever other than upon Seller's willful (i) default or (ii) wrongful failure or refusal to adhere to the terms of this Contract, Seller shall be unable to convey title subject to, and in accordance with, the terms of this Contract, the sole obligation of Seller shall be to cause the refund of the Deposit to Purchaser and upon the making of such refund, this Contract shall be null and void and of no further force or effect except for those provisions expressly stated to survive the termination of this Contract and the lien, if any, of Purchaser against the Premises shall wholly cease. Purchaser's sole remedy for Seller's willful (i) default and (ii) wrongful failure or refusal to adhere to the terms of this Contract, shall be to elect to cancel this Contract and receive the Deposit, or to commence an action for specific performance. Purchaser hereby waives all other rights and remedies that it might have, including but not limited to, the right to sue for damages.

          11.  RISK OF LOSS.

               11.1   CONDEMNATION.

                      (a) If, at any time prior to the Closing Date, all or a Substantial Portion of the Property shall be taken in the exercise of the power of condemnation or eminent domain by any sovereign, municipality or other public or private authority or shall be the subject of a duly noticed hearing held by any such authority relating to a pending taking in the exercise of the power of condemnation or eminent domain (a "TAKING"), then this Contract shall be deemed cancelled and of no force and effect and neither party shall have any further obligations or liabilities against or to the other, except that Seller shall cause the return of the Deposit to Purchaser. In case of a Taking of less than a Substantial Portion of the Property or if Purchaser or Seller do not elect to terminate this Contract, however, then this Contract shall remain in full force and effect and on the Closing either (A) Purchaser shall be entitled to any condemnation award to be granted and Seller shall assign all of its right, title and interest to such award to Purchaser, less such sums, if any, actually and reasonably expended by Seller to prosecute such claim and restore the Premises, or (B) if such award shall have been paid to Seller, the Purchase Price shall be reduced by the amount thereof, less such sums, if any, actually and reasonably expended by Seller to prosecute such claim and restore the Premises. Seller agrees to deliver promptly after receipt thereof any and all written notices of a Taking received by Seller after the date hereof.

                      (b) As used herein, a Taking of a "SUBSTANTIAL PORTION" of the Property shall mean a Taking, which (i) materially and adversely affects access to or from the Premises on a permanent basis or (ii) will result in the termination of any Space Lease in excess of 15,000 leaseable square feet or
(iii) results in the permanent loss of parking spaces such that the Premises then fail to comply with applicable zoning or any parking requirement contained in a Space Lease or recorded reciprocal easement agreement affecting the Premises and such non-compliance is not cured prior to the Closing. Subject to Purchaser's right to cancel this Contract on or before the Outside Termination Date as set forth in Section 12.1, Purchaser acknowledges and agrees that the Proceeding shall not constitute a Taking under this Contract.

               11.2 DESTRUCTION OR DAMAGE. In the event that the Property, or any part thereof, shall be damaged or destroyed by fire or any other casualty ("CASUALTY") prior to the Closing Date, Seller shall give Purchaser prompt written notice of such event together with an estimate of the cost and time to restore prepared by an independent insurance examiner or engineer selected by Seller. If the Casualty will (a) require more than $500,000.00 to repair, or (b) result in the termination of any Space Lease (each event described in (a) or (b) herein called a "CASUALTY TERMINATION EVENT"), Purchaser may cancel this Contract by notice to Seller within ten (10) days after receipt of notice from Seller (i) of the cost and time to restore or (ii) that a Space Tenant has terminated its Space Lease pursuant to its terms, in which event this Contract shall be deemed terminated and of no force and effect and neither party shall have any further rights or liabilities against or to the other except for those provisions expressly stated to survive the termination of this Contract and Seller shall cause the return of the Deposit to Purchaser. Notwithstanding anything contained herein to the contrary, in the event of a Casualty Termination Event, Seller may cancel this Contract by notice to Purchaser, in which event this Contract shall be deemed terminated and of no force and effect and neither party shall have any further rights or liabilities against or to the other except for those provisions expressly stated to survive the termination of this Contract and Seller shall cause the return of the Deposit to Purchaser. If there is no Casualty Termination Event or if Purchaser or Seller do not timely elect to cancel the Contract in the event of a Casualty Termination Event, this Contract shall remain in full force and effect and, on the Closing, Seller shall transfer and/or assign to Purchaser any and all monies and claims received by and/or accrued to Seller on account of such Casualty (and shall pay Purchaser the amount of any deductible payable under Seller's insurance policy), less such sums, if any, as shall have been actually and reasonably expended by Seller in connection with the repair or restoration of such Casualty or the prosecution of such claim.

          12.  PURCHASER'S REVIEW PERIOD.

               12.1 Purchaser shall have the right to cancel this Contract for any reason in Purchaser's sole discretion, or for no reason, on or before December 29, 2003 (the "OUTSIDE TERMINATION DATE") by notice to Seller to be received by Seller on or before 3:00 P.M. EASTERN TIME on the Outside Termination Date (the period of time from the date hereof through and including the Outside Termination Date is herein referred to as "PURCHASER'S REVIEW PERIOD"). If Purchaser duly cancels this Contract in accordance with this
Section 12.1, this Contract shall be deemed terminated and of no further force or effect, except for the provisions expressly stated to survive the Closing, and the Deposit shall be returned to Purchaser. If Purchaser does not duly cancel this Contract in accordance with this subparagraph or if Purchaser waives its right to cancel this Contract, (i) this Contract shall remain in full force and effect and Purchaser shall have no further right to cancel this Contract under this Section and (ii) Purchaser shall be deemed to have waived any liability of Seller and any right to refuse to consummate the Closing by reason of a misrepresentation, Non-Permitted Title Objection, the Proceeding or other condition actually known to Purchaser as of the Outside Termination Date. During Purchaser's Review Period, Purchaser may perform non-intrusive inspections of the Premises at reasonable times (at least two (2) Business Days prior written notice to Seller), subject to the rights of the Space Tenants and Seller's prior consent, which consent shall not be unreasonably withheld. At least two (2) Business Days prior to performing such inspections, Purchaser shall comply with the applicable requirements of the Access Agreement dated December 3, 2003 executed by and between Seller and Purchaser (the "Access Agreement"). After making such inspections, Purchaser, at Purchaser's sole expense, shall restore the Premises to its condition prior to such inspections. Purchaser may not conduct any intrusive inspections or borings without the prior written approval of Seller, which approval may be withheld, granted or granted upon conditions, in Seller's sole and absolute discretion. Purchaser may only communicate with the Space Tenants or employees of Seller or its property manager in the presence of an agent or representative of Seller. Purchaser acknowledges and agrees that Seller (but not Seller's property manager) shall be the only party authorized to furnish Purchaser with any documents reasonably requested by Purchaser in connection with the performance of its inspections pursuant to this Section 12.1. Purchaser shall indemnify and hold Seller and Seller's property manager free and harmless from and against any and all costs, expenses, claims, losses or damages, liabilities and judgments (including reasonable attorneys' fees and disbursements) arising out of Purchaser's inspection of the Premises, including without limitation with respect to the Premises, whether caused by Purchaser or its contractors, agents or employees or anyone acting by, through, under, or at the direction, of the foregoing. Without limiting the generality of the foregoing indemnity, Purchaser shall (i) remove any mechanics' or other lien which may be recorded against the Premises by any party providing labor, materials or services at the request of Purchaser and
(ii) not file or cause to be filed any application or make any request with any governmental or quasi-governmental agency prior to Closing which would or could lead to a hearing before any governmental or quasi-governmental agency or which would or could lead to a Violation or any change in zoning, parcelization, licenses, permits or other entitlements or any investigation or restriction on the use of the Property, or any part thereof.

               12.2 Time shall be of the essence with respect to the dates in this Article 12 for the Outside Termination Date and the giving of Purchaser's cancellation notice. The provisions of this Article 12 shall survive the Closing or termination of this Contract.

          13.  MISCELLANEOUS.

               13.1 BROKER. Seller and Purchaser represent to each other that neither party has dealt with any broker or real estate consultant other than Holliday Fenoglio Fowler, L.P. ("Broker") in connection with the transaction contemplated by this Contract. Seller agrees to pay all fees, commissions or other charges due to Broker, if, as and when there is a Closing hereunder, pursuant to Seller's separate agreement with Broker. Seller and Purchaser shall indemnify and hold the other free and harmless from and against any liabilities, damages, costs or expenses (including, but not limited to, reasonable attorneys' fees and disbursements) suffered by the indemnified party arising from a misrepresentation or a breach of any covenant made by the Indemnifying party pursuant to this Section. The provisions of this Section shall survive the Closing or termination of this Contract.

               13.2 ASSIGNMENT OF THIS CONTRACT. This Contract may not be assigned by Purchaser without the consent of Seller. A direct or indirect transfer, sale or assignment of the majority stock interest in a corporate purchaser or the majority membership interest in a limited liability company purchaser or the majority or any general partnership interest of a partnership purchaser shall constitute an assignment of this Contract, which assignment or attempted assignment shall be void if made without the written consent of Seller. Notwithstanding the foregoing, Purchaser may assign its rights under this Contract, without the consent of Seller, to an affiliate, corporation, partnership or other entity in which either Inland Retail Real Estate Trust, Inc. or Inland Western Retail Real Estate Trust, Inc. owns and controls a greater than 50% economic and managerial interest, provided assignee assumes in writing all of the obligations of Purchaser to be performed under this Contract in a form reasonably acceptable to Seller and an original of such fully executed assignment and assumption agreement is delivered to Seller at least five (5) Business Days prior to the Closing. No assignment of this Contract shall relieve

Purchaser from any of its obligations set forth herein arising prior to or after the effective date of the assignment.

               13.3 ATTORNEYS' FEES. If either party institutes a legal proceeding against the other party in connection with this Contract, the losing party in such proceeding shall reimburse the prevailing party all reasonable attorneys' fees and court costs paid by the prevailing party in connection with such proceeding.

               13.4 NOTICES. All notices hereunder to Seller or Purchaser shall be sent by Federal Express or other overnight courier which obtains a signature upon delivery, or may be sent via facsimile, or may be delivered by hand delivery addressed to such party at the address of such party set forth below or at such other address as such party shall designate from time to time by notice:

SELLER:

DDRA Community Centers Four, L.P.
c/o DRA Advisors LLC
220 East 42nd Street
New York, New York 10017
Attention: Janine Roberts
Facsimile: (212) 697-7403

and:

Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Joseph G. Padanilam
Facsimile: (216) 755-1782

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention: Martin Luskin, Esq.
Facsimile: (212) 885-5003

and:

Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: David Weiss, Esq.
Facsimile: (216) 755-1650

PURCHASER:

Inland Real Estate Acquisitions, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: G. Joseph Cosenza, President
Facsimile: (630) 218-4935

with a copy to:

Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Robert Baurn, General Counsel
Facsimile: (630) 218-4900 and (630) 571-2360

          Notices shall be deemed served in the case of overnight courier or hand delivery, on the date actually delivered to or rejected by the intended recipient, except for notice(s) which advise the other party of a change of address of the party sending such notice or of such party's attorney, which notice shall not be deemed served until actually received by the party to whom such notice is addressed or delivery is refused by such party. Notices on behalf of the respective parties may be given by their attorneys and such notices shall have the same effect as if in fact subscribed by the party on whose behalf it is given. Notwithstanding the foregoing provisions of this Section, notices served by hand delivery shall be deemed served on the date of delivery if delivered at or prior to 5:00 P.M. Eastern Time on a Business Day and on the next Business Day if delivered after 5:00 P.M. Eastern Time on a Business Day or at any time on a non-Business Day. Notwithstanding the foregoing provisions of this Section, notices served by facsimile shall be deemed given upon receipt if received at or prior to 4:00 P.M. Eastern Time on a Business Day and on the next Business Day if received after 4:00 P.M. Eastern Time on a Business Day or at any time on a non-Business Day.

               13.5 FURTHER ASSURANCES. The parties each agree to do such other and further acts and things, and to execute and deliver such instruments and documents (not creating any obligations additional to those otherwise imposed by this Contract), as either may reasonably request from time to time, whether at or after the Closing, in furtherance of the purposes of this Contract, including, without limitation in connection with the Proceeding. The provisions of this Section shall survive the Closing through the period ending August 31, 2004.

               13.6   CONFIDENTIALITY.

                      (a) Purchaser agrees that all written documentation furnished to Purchaser by Seller concerning the Premises, including, without limitation, the Space Leases, Service Contracts and rent roll (all of the aforementioned information is collectively referred to as "EVALUATION MATERIAL") shall be treated confidentially as hereinafter provided.

                      (b) All Evaluation Material shall not be used or duplicated by Purchaser in any way detrimental to Seller, or for any purpose other than evaluating a possible purchase of the Premises by Purchaser. Purchaser agrees to keep all Evaluation Material (other than information which is a matter of public record or is provided in other sources readily available to the public other than as a result of disclosure thereof by Purchaser or Related Parties) strictly confidential; provided, however, that the Evaluation Material may be disclosed to the directors, officers, employees and partners of Purchaser, and to Purchaser's lender, attorneys and accounting firm (all of whom are collectively referred to as "RELATED PARTIES") who need to know such information for the purpose of evaluating a possible purchase of the Premises. The Related Parties shall be informed of the confidential nature of the Evaluation Material and shall be directed in writing to keep all such information in the strictest confidence and use such information only for the purpose of evaluating a possible purchase by Purchaser. Purchaser will promptly, upon request of Seller following the termination of this Contract, deliver to Seller all Evaluation Material furnished by Seller, whether furnished before or after the date hereof, without retaining copies thereof. Purchaser will direct Related Parties to whom Evaluation Material is made available not to make similar disclosures and any such disclosure shall be deemed made by and be the responsibility of Purchaser.

                      (c) Prior to the Closing, Purchaser shall keep strictly confidential and shall cause the Related Parties to keep strictly confidential the provisions of this Contract and the transactions contemplated thereunder. After the Closing Purchaser shall not make any public disclosures and shall cause the Related Parties not to make any public disclosures mentioning Seller or regarding the provisions of this Contract or the transactions accomplished at the Closing without the prior written consent of Seller.

                      (d) The provisions of this Section 13.6 shall survive the Closing or termination of this Contract.

               13.7 SURVIVAL AND MERGER. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every agreement and obligation on the part of the Seller to be performed pursuant to the provisions of this Contract, except those which are herein specifically stated to survive the Closing, and Seller shall have no further liability with respect to any such agreement or obligation of Seller.

               13.8 RECORDING. Purchaser shall not record this Contract or any memorandum thereof and any such recording shall be null and void and shall constitute a default hereunder.

               13.9 SUCCESSORS AND ASSIGNS. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, if any, but nothing contained herein shall be deemed a waiver of the provisions of Section
13.2 hereof.

               13.10 ENTIRE AGREEMENT. This Contract and the Schedules and Exhibits annexed hereto, together with the Access Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties hereto are merged in and are contained in this Contract and said Schedules and Exhibits.

               13.11 WAIVER AND MODIFICATIONS. The provisions of this Contract may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against which any waiver, change, modification or discharge is sought.

               13.12 CAPTIONS AND TITLES. The captions or section titles contained in this Contract and the Index, if any, are for convenience and reference only and shall not be deemed a part of the text of this Contract.

               13.13 CONSTRUCTION. The terms "hereof," "herein," and "hereunder," and words of similar import, shall be construed to refer to this Contract as a whole, and not to any particular article or provision, unless expressly so stated. All words or terms used in this Contract, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

               13.14 NON-BUSINESS DAYS. If a party is required to perform an act or give a notice on a date that is a Saturday, Sunday or national holiday, the date such performance or notice is due shall be deemed to be the next Business Day.

               13.15 GOVERNING LAW AND JURISDICTION. This Contract is to be governed and construed in accordance with the laws of the State of Texas. Purchaser and Seller hereby submit to the jurisdiction of the State and United States District courts located within Texas in respect of any suit or other proceeding brought in connection with or arising out of this Contract. The provisions of this subsection shall survive the Closing or earlier termination of this Contract.

               13.16 COUNTERPARTS. This Contract may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

               13.17 NO THIRD PARTY BENEFITS. This Contract is made for the sole benefit of Seller and Purchaser and their respective successors and assigns (subject to Section 13.2 above) and no other person shall have any right, remedy or legal interest of any kind by reason of this Contract.

               13.18 SUBMISSION NOT AN OFFER. The submission of this Contract to any party by Seller shall not be construed as an offer, nor shall Purchaser have any rights with respect thereto, unless and until Seller shall execute a copy of this Contract and deliver the same to Purchaser.

               13.19 SEVERABILITY. If any provision of this Contract is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination will not effect the remaining provisions of this Contract, all of which will remain in full force and effect.

          14.  MASTER LEASE.

               14.1 From and after the Closing, Seller (the "MASTER LEASE TENANT") and Purchaser (the "MASTER LEASE LANDLORD") shall master lease ( each, a "MASTER LEASE" and collectively, the "MASTER LEASES") each space identified on SCHEDULE F annexed hereto ("CURRENT MASTER LEASE SPACE") and any Future Master Lease Space as reduced pursuant to Section 14.4 below (Current Master Lease Space and Future Master Lease Space, as reduced, is herein referred to collectively as, the "MASTER LEASED SPACES" and individually, the "MASTER LEASED SPACE") pursuant to the terms and conditions set forth in this Article 14 and on SCHEDULE F for a
(i) twenty-four (24) month term for the Current Master Lease Space and (ii) a twelve (12) month term for the Future Master Lease Space, commencing on the Closing Date.

               14.2 Except as set forth in Section 14.4, at the Closing, Master Lease Tenant shall deposit in escrow with Escrowee the (i) aggregate rent (including expense recovery charges) payable by the Master Lease Tenant to Master Lease Landlord during the term of the Master Leases for the Master Leased Spaces (the "MASTER LEASE RENT ESCROW") set forth in SCHEDULE F, (ii) leasing commissions ("LEASING ESCROW") set forth in SCHEDULE F and (iii) an amount for tenant improvement allowances ("TENANT IMPROVEMENT ESCROW") set forth on SCHEDULE F (the Master Lease Rent Escrow, Leasing Escrow and Tenant Improvement Escrow are herein collectively referred to as the "MASTER LEASE ESCROWS"). The Master Lease Escrows shall be held in an interest bearing account pursuant to mutually agreeable escrow instructions set forth on EXHIBIT 14. Subject to
Section 14.3 and 14.4, commencing on the Closing Date (in a prorated amount) and on the first day of each successive month thereafter (the final month being prorated) occurring during the term of the Master Leases, Master Lease Landlord shall be entitled to withdraw from the Master Lease Rent Escrow the monthly rental payment for each Master Leased Space in accordance with SCHEDULE F annexed hereto (each such amount is herein referred to as a "MASTER LEASE RENT PAYMENT") less any amounts received by Purchaser from Space Tenants allocable to Master Lease Space (and if Purchaser receives any rent from Space Tenants allocable to the Master Lease Space after the expiration of the Master Lease term attributable to the Master Lease term, Purchaser shall promptly remit such amounts to Seller). If, on the expiration of the term of a Master Lease, Purchaser had not (subject to Section 14.3(ii) below) previously entered into a lease with a tenant for the applicable Master Leased Space, Purchaser shall be entitled to withdraw the unapplied Master Lease Escrows (for the applicable Master Leased Space). If, on or prior to the expiration of the term of a Master Lease, Purchaser does enter into a lease with a tenant for the applicable Master Leased Space, Purchaser shall be entitled to withdraw from the Leasing Escrow and the Tenant Improvement Escrow an amount equal to the bona-fide costs incurred by Purchaser for tenant improvements and leasing commissions with respect to the tenant lease at the applicable Master Lease Space (not to exceed the amounts allocated to such space set forth in SCHEDULE F). Provided, that, any Master Lease Escrows allocable to a Master Lease Space that is leased to a tenant during the term of the Master Lease but not utilized by Purchaser in accordance with the preceding sentence shall be released to Seller upon a Master Lease Termination Event.

               14.3 Except as set forth in Section 14.4, the Master Lease term (with respect to the Master Leased Space) shall terminate on the earliest to occur of the date that (i)(A) Purchaser shall have entered into a lease with a tenant for the applicable Master Lease Space and (B) such tenant's rental obligations under its space lease have commenced, (ii) is thirty (30) days following the date on which Seller delivers to Purchaser a term sheet executed by a tenant containing terms at least as favorable to Purchaser as those set forth on SCHEDULES F AND G if Purchaser fails to enter into a lease with such tenant due to its refusal or failure, at any time, to conduct good faith negotiations with such tenant or (iii) is, (A) for Future Master Lease Space, the earlier of (I) twelve (12) months following the date of Closing or (II) the date a Space Tenant assumes its Space Lease in a bankruptcy proceeding and (B) for Current Master Lease Space, twenty four (24) months following the date of Closing (each such event in this Section 14.3(i)-(iii) is referred to as a "MASTER LEASE RENT TERMINATION EVENT"). Upon the occurrence of a Master Lease Rent Termination Event (A) the Escrowee shall distribute to Seller from the Master Lease Escrows an amount equal to the Master Lease Escrows allocable to the applicable Master Lease Space which exceeds the amount to which Purchaser is entitled pursuant to Section 14.2 and (B) Master Lease Landlord's right to withdraw the Master Lease Rent Payment for the applicable Master Leased Space as set forth in Section 14.2 shall terminate and (C) Master Lease Tenant shall be released from all liability to Master Lease Landlord under the Master Lease with respect to such Master Leased Space.

               14.4 If, prior to the Closing, Seller enters into a New Lease in accordance with the provisions of Section 7.1 for any of the space set forth on SCHEDULE F and the tenant's rental obligations under such New Lease have commenced, then Seller shall have no obligation to Master Lease such space nor any obligation to post the Master Lease Escrows set forth on SCHEDULE F for the applicable space. In the event that the tenant's rental obligations under such New Lease have not commenced as of the Closing Date (i) the premises demised pursuant to the New Lease will be deemed Master Lease Space, (ii) the Master Lease Rent Termination Event shall occur upon such tenant's rent commencement date and (iii) any amounts incurred by Seller prior to Closing for tenant improvements and leasing commissions in connection with such New Lease shall reduce Seller's escrow obligations set forth on SCHEDULE F and pursuant to
Section 14.2 (with Seller being entitled to receive the balance of any Master Lease Escrows allocable to the premises demised pursuant to such New Lease upon the Master Lease Rent Termination Event).

               14.5 Notwithstanding anything contained in this Section 14 to the contrary, following the Closing, Purchaser shall use best efforts to enter into tenant leases consistent with market standards for the Master Lease Spaces and, for the Future Master Lease Space, Purchaser shall enforce any applicable Space Leases and its remedies thereunder. Purchaser shall deliver to Seller bi-monthly updates on the status of leasing the Master Lease Spaces and Purchaser shall promptly respond to all written requests by Seller regarding the leasing activity of same. Purchaser agrees to market and show the Master Leased Spaces to proposed tenants, provided same is at a cost to Purchaser which is not materially greater than the marketing costs of other landlords similarly situated. Master Lease Landlord shall (i) promptly notify Master Lease Tenant of its negotiations with a tenant for any of the Master Leased Space and (ii) provide Master Lease Tenant with at lease five (5) Business Days prior written notice before executing a lease for any of the Master Leased Space.

               14.6 Notwithstanding anything contained in herein to the contrary, Seller or Master Lease Tenant shall have no obligation or liability to Purchaser or Master Lease Landlord or otherwise, pursuant to this Section 14, in excess of the amounts set forth on SCHEDULE F.

               14.7 The provisions of this Article 14 shall survive the Closing.

                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Contract the day and year first above written.


I.D. No: 13-3923870       DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited
                          partnership
                          By:  DRDISAN ANTONIO LLC, a Delaware limited liability
                               company, its general partner

                               By: DD SAN PEDRO CORP., a Texas corporation, its member

                                    By:  /s/ Francis X. Tansey
                                         ----------------------------
                                         Name:  Francis X. Tansey
                                         Title: President

                          By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                               corporation, its general partner


                               By:  /s/ Francis X. Tansey
                                    -------------------------
                                    Name:  Francis X. Tansey
                                    Title: Authorized Person


I.D. No.: ________             INLAND REAL ESTATE ACQUISITIONS, INC.

                               By:  /s/ G. Joseph Cosenza
                                    ----------------------------
                                    Name: G. Joseph Cosenza
                                    Title: President


As to Sections 4 and 14:
HERITAGE TITLE COMPANY, Escrowee

/s/ Brenda K. Hindsman      Brenda K. Hindsman
----------------------------------------------------
                            Senior Vice President

As to Section 4:
CHICAGO TITLE INSURANCE COMPANY, Initial Escrowee

/s/ Nancy Ro Castro
--------------------------------------------

                                   SCHEDULE A

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                             DESCRIPTION OF PROPERTY

Tract I

A 26.260 acre tract of land comprised of the remaining portion of Lot 22 a portion of Lot 23, N.C.B. 12050, Joe J. Barshop Subdivision as recorded in Volume 5700, Pages 150-152, and Lots 26 and 27, N.C.B. 12050, Joe J. Barshop Subdivision as recorded in Volume 6800, Page 250. Said 26.260 acres being more particularly described as follows:

BEGINNING: At a found 1/2" iron rod in the north right-of-way line of Interstate
           Highway Loop 410 at the southwest corner of said Lot 22 of said Joe
           J. Barshop Subdivision and the southeast corner of Lot 21 of San Pedro/Loop 410 Subdivision as recorded in Volume 4400, Pages 187-190 of the Plat Records of Bexar County, Texas for the southwest corner of this tract:

THENCE: N 00 DEG. 00'00" E, along the west line of said Barshop Subdivision and the east line of said San Pedro/Loop 410 Subdivision a distance of 1556.13 feet to a found 1/2" iron rod with an MBC cap in the southeasterly right-of-way line of Isom Road, from which a found "+" in concrete at the northeast corner of San Pedro/Loop 410 Subdivision bears N 00 DEG. 00'00" E, 7.66 feet;

THENCE: N 42 DEG. 33'39" E, along the southeasterly right-of-way line of Isom Road, a distance of 422.73 feet to a set 1/2" iron rod with yellow cap market "Pape Dawson";

THENCE: N 42 DEG. 49' 52" E, continuing along said right-of-way, a distance of 41.92 feet to a set 1/2" iron rod with yellow cap marked "Pape Dawson" at the west corner of a City of San Antonio Drainage right-of-way, recorded in Volume 4910, Page 2024;

THENCE:    Departing said right-of-way line S 44 DEG. 31'23" E, a distance of
           20.02 feet to a set 1/2" iron rod with yellow cap marked "Pape Dawson" at the south corner of said drainage right-of-way, on a southwest line of a 3.187 acre tract, the remaining north portion of the said Lot 23;

THENCE: S 47 DEG. 26'21" E, along and with the southwest line of said 3.187 acre tract a distance of 485.96 feet to a set 1/2" iron rod with yellow cap marked "Pape Dawson" in the west line of Crownhill Park Subdivision, Unit 6, Volume 4700, Page 62;

THENCE: S 00 DEG. 03'59" W, along the east line of Lot 23 and said west line of Crownhill Park Subdivision and the west line of Lot 28 The Pavilions Subdivision, Volume 9521, Page 221, a distance of 1565.67 feet to a found 1/2" iron rod with an MBC cap in the north right-of-way line of Interstate Highway Loop 410 at the southeast corner of Lot 27 of said Barshop Subdivision and the southwest corner of said Lot 28;

THENCE: N 89 DEG. 07'50" W, along the north right-of-way Loop 410, a distance of 464.26 feet to a found 1/2" iron rod at the southwest corner of Lot 26 and the southeast corner of Lot 24, Texaco Subdivision as recorded in Volume 4960, Page 122;

THENCE: N 00 DEG. 01' 41" W, along the east time of said Lot 24 and along the west line of Lot 26, a distance of 218.41 feet to a set "+" in concrete at the northeast corner of Lot 24;

THENCE: N 89 DEG. 50' 48" W, along the north line of said Lot 24, a distance of 200.01 feet to a set 1/2" iron rod with yellow cap marked "Pape Dawson" in asphalt at the northwest corner of Lot 24;

THENCE:    S 00 DEG. 01' 40" E, along the west line of Lot 24, a distance of
           215.91 feet to a found 1/2" iron rod in the north right-of-way line of Interstate Highway Loop 410;

THENCE:    N 89 DEG. 07' 50" W, along said right-of-way line, a distance of
           20.37 feet to the POINT OF BEGINNING and containing 26.260 acres of land in the City of San Antonio, Bexar County, Texas. Said tract being described in accordance with a survey prepared by Pape-Dawson Consulting Engineers Inc.

EXCEPTING THEREFROM ALL THAT PART THEREOF DESCRIBED AS FOLLOWS:

                            FIELD NOTES FOR PARCEL 6

           BEING 543.3 square meters (5847 square feet) of land, more or lees, in the City of San Antonio, Bexar County, Texas. Said 543.3 square meters (5847 square feet) of land lying in the Wilson Simpson Survey no. 148, Abstract 705, County Block no. 5009, Bexar County, Texas, same being a portion of Lot 22, New City Block 12050, of the Joe J. Barshop Subdivision as recorded in volume 5700, page 150, and a portion of Lots 26 and 27 of the Joe J. Barshop Subdivision as recorded in volume 6800, page 2.50, Map and Plat Records of Bexar County, Texas, same also being a portion of a 26.260 acre tract of land as described in an instrument to DDRA Community Centers Four, L.P., recorded January 27, 1997 in volume 6989, page 1554, Real Property Records of Bexar County, Texas, which 543.3 square meters (5847 square feet) of land, more or less, being more particularly described by metes and bounds as follows:

           PART 1
           Being 48.9 square meters (526 square feet) of land, more or less;

           BEGINNING at a 1/2" iron rod found marking the most westerly southwest center of the aforementioned 26.260 acres and the southeast corner of Lot 21 of the San Pedro Loop Subdivision as recorded in volume 4400, page 187, Map and Plat Records of Bexar County, Texas, same being the southeast corner of a 17.74 acre tract of land as described in volume 7107, page 1096,

           Real Property Records of Bexar County, Texas, same also lying in the existing north right-of-way line (91.440 meters (300.00 feet) wide right-of-way) of Interstate Highway 410;

           (1) THENCE NORTH 00 DEG. 13' 52" West, along the west line of the aforementioned 26.260 acres and the east line of the aforementioned
           17.74 acres, a distance of 8.091 meters (26.54 feet) to a 1/2" iron rod set with plastic cap stamped "CDS- SA, TX." for the northwest corner of this parcel, same lying 53.810 meters (176.54 feet) left of and at right angle to Interstate Highway 410 centerline station 81+051.568, from which a 1/2" iron rod found marking the northwest angle corner of the said 26.260 acres bears NORTH 00 DEG. 13' 52" West a distance of 466.318 meters (1529.91 feet);

           (2) THENCE SOUTH 85 DEG. 46' 44" East a distance at 6.213 meters (20.38 feet) to a 1/2" iron rod set with plastic cap stamped "CDS - SA, TX." in an interior line of the aforementioned 26.260 acres for the northeast corner of this parcel, same lying in the west line of Lot 24 of the Texaco Subdivision as recorded in volume 4960, Page 122, Map and Plat Records of Bexar County, Texas, and the west line of a 0.999 acre tract of land as described in volume 4153, page 2060, Real Property Records of Bexar County, Texas, same also lying 53.420 meters (175.26 feet) left of and at right angle to Interstate Highway 410 centerline station 81+057.769;

           (3) THENCE SOUTH 00 DEG. 14' 31" East, along an interior line of the aforementioned 26.260 acres and the west line of the aforementioned 0.999 acres, a distance of 7.700 meters (25.26 feet) to a 1/2" iron rod found in the existing north right-of-way line of Interstate Highway 410 for the southeast corner of this parcel;

           (4) THENCE NORTH 89 DEG. 22'51" West, along the existing north right-of-way line at the aforementioned Interstate Highway 410 and a south line of the aforementioned 26.260 acres, a distance of 6.197 meters (20.33 feet) to the PLACE OF BEGINNING containing 48.9 square meters (526 square feet) of land, more or less.

           PART 2
           Being 494.4 square meters (5321 square feet) of land, more or less;

           BEGINNING at a 1/2" iron rod found marking the southeast corner of the aforementioned Lot 27 and the southwest corner of Lot 28 of The Pavilions subdivision as recorded in volume 9521, page 221, Map and Plat Records of Bexar County, Texas, same lying in the existing north right-of-way line (91.440 meters (300.00 feet) wide right-of-way) of Interstate Highway 410, same also being the most easterly southeast corner of the aforementioned 26.260 acres and the southwest corner of a 13.089 acre tract of land as described in volume 6544, page 1311, Real Property Records of Bexar County, Texas;

           (5) THENCE NORTH 89 DEG. 22'51" West, along the existing north right-of-way line of the aforementioned Interstate Highway 410 and a south line of the aforementioned 26.260 acres, a distance of 141.498 meters (464.23 feet) to a 1/2" iron rod found for the southwest corner of this parcel, same being the southeast corner of Lot 24 of the Texaco Subdivision as recorded in volume 4960, page 122, Map and Plat Records of Bexar County, Texas, same also being the southeast corner of a 0.999 acre tract of land as described in volume 4153, page 2060, Real Property Records of Bexar County, Texas;

           (6) THENCE NORTH 00 DEG. 14'31" West, along an interior line of the aforementioned 26.260 acres, the west line of the aforementioned Lot 26, and the east line of the aforementioned 0.999 acres, a distance of 4.991 meters (16.37 feet) to a 1/2" iron rod set with Texas Department of Transportation cap for the northwest corner of this parcel, same lying 50.710 meters (166.37 feet) left of and at right angle to Interstate Highway 410 centerline station 81+118.800, from which a 1/2" iron rod found marking an interior corner of the aforementioned 26.260 acres and the northeast corner of the said
           0.999 acres bears NORTH 00 DEG. 14'31" West a distance of 61.614 meters (202.15 feet);

           (7) THENCE SOUTH 88 DEG. 08'13" East a distance of 85.824 meters (281.57 feet) to a 1/2" iron rod set with Texas Department of Transportation cap for an angle corner of this parcel, same lying
           48.847 meters (160.26 feet) left of and at right angle to Interstate Highway 410 centerline station 81+204.604;

           (8) THENCE SOUTH 88 DEG. 20'45" East a distance of 55.752 meters (182.91 feet) to a 1/2" iron rod set with plastic cap stamped
           "CDS - SA, TX." in an east line of the aforementioned 26.260 acres, and the west line of the aforementioned 13.089 acres for the northeast corner of this parcel, from which a 1/2" iron rod found marking the northwest corner of the said 13.089 acres bears NORTH
           00 DEG. 06'08" West a distance of 236.600 meters (776.25 feet), same also lying 47.840 meters (156.96 feet) left of and at right angle to Interstate Highway 410 centerline station 81+260.346;

           (9) THENCE SOUTH 00 DEG. 06'08" East, along an east line of the aforementioned 26.260 acres and the west line of the aforementioned
           13.089 acres, a distance of 2.120 meters (6.96 feet) to the PLACE OF BEGINNING containing 494.4 square meters (5321 square feet) of land, more or less;

           Note: 1/2" iron rod with Texas Department of Transportation cap set at proposed right-of-way angle points to be replaced at conveyance with type II monuments (disc set in concrete).

Together with all of Seller's right, title and interest in and to the:

                                 EASEMENT TRACT

Tract II

A 0.190 acre, or 8,273 square feet, tract of land out of (i) Lot 21, N.C.B. 12050 of the San Pedro Loop Subdivision recorded in Volume 4400, Pages 187-190
(ii) and a replat of a portion of the said Lot 21 in the San Pedro/Loop 410 Subdivision recorded in Volume 9532, Pages 166-167 of the Deed and Plat Records of Bexar County, Texas, consisting of a 26-foot easement and a 25.50-foot drainage easement, being a joint driveway easement agreement as shown on exhibit C-1 of an Amendment to Easement Agreement as recorded in Volume 6256, Page 1984-1998 and further described in Volume 6665, Page 892-909 of the Real Property Records of Bexar County, Texas. Said 0.190 acre tract being more particularly described as follows:

COMMENCING: At a found 1/2" iron rod at the southwest corner of the Joe J. Barshop Subdivision as recorded in Volume 5700, Pages 150, and the southeast corner of the said remainder of Lot 21 in the San Pedro Loop Subdivision and being on the north right-of-way line of Interstate Highway Loop 410, a 300-foot right-of-way,

THENCE: N 89 DEG. 07' 50" W, along said right-of-way a distance of 20.97 feet to the POINT OF BEGINNING;

THENCE:  N 89 DEG. 07' 50" W, continuing along said right-of-way a distance of
         31.50 feet to a point;

THENCE:  Generally along a curb and the west side of a driveway:

         Along a nontangent curve with a central angle of 28 DEG. 45' 17", a radius of 30.00 feet, a chord that bears N 14 DEG. 22' 33" E 14.90 feet, a total arc length of 15.06 feet to the point of tangency,

         N 00 DEG. 00'00" E, continuing with said curb and drive a distance of 185.47 feet to the beginning of a curve to the right;

THENCE: Along the arc of the said curve, with a central angle of 90 DEG. 00'00" a radius of 40.00 feet, a chord that bears N
         45 DEG. 00'00" E 56.57 feet, a total arc length of 62.83 feet to a point;

THENCE:  S 90 DEG. 0'00" E 8.76 feet to a point in the east line of the said
         San Pedro Loop Subdivision and the west line of the said Joe J. Barshop Subdivision;

THENCE: S 00 DEG. 00'00" W along the east line of the said San Pedro Loop Subdivision a distance of 26.77 feet to a point in a curve to the left, from which the POINT OF COMMENCING bears S 00 DEG. 00'00" W 213.92 feet;

THENCE: Along the arc of the said curve, and the east side of a curb and driveway with a central angle of 65 DEG. 40' 58", a radius of 20.00 feet, a chord that bears S 32 DEG. 50' 25" W 21.69 feet, a total arc length of 22.93 feet;

THENCE:  Generally along a concrete curb:

                               SCHEDULE A: PAGE 1

         S 00 DEG. 00'00" W a distance of 105.00 feet to the beginning of a curve to the right,

         Along the arc of the said curve, with a central angle of 19 DEG. 56' 56", a radius of 100.00 feet, a chord that bears S 09 DEG. 58' 27" W
         34.64 feet, a total arc length of 34.82 feet to a point of reverse curve,

         Along the arc of the said curve, with a central angle of 19 DEG. 56' 54", a radius of 100.00 feet, a chord that bears S 09 DEG. 58' 28" W
         34.64 feet, a total arc length of 34.82 feet to the point of tangency,

         S 00 DEG. 00'00" W a distance of 12.35 feet to the beginning of a curve to the left,

         Along the arc of the said curve, with a central angle of 19 DEG. 32' 06", a radius of 30.00 feet, a chord that bears S 15 DEG. 56' 57" E
         10.18 feet, a total arc length of 10.23 feet to the POINT OF BEGINNING and containing 0.190 acres in the City of San Antonio, Bexar County, Texas. Said tract being described in accordance with a survey prepared by Pape-Dawson Consulting Engineers Inc..

TRACT III: (Easement)

Appurtenant non-exclusive easements, for the benefit of Tract I, for ingress, egress, utilities, parking and other matters as identified in the Mutual Cross Access Easement Agreement described below, over, upon, across and under the land described above as Tract I, as granted and/or purported to be granted in Mutual Cross Access Easement Agreement executed by Circuit City Store, Inc., dated June 22, 1996, filed for record June 22, 1996, and recorded in Volume 6821, Page 1457 of the Real Property Records of Bexar County, Texas.

                               SCHEDULE A: PAGE 2

                                   SCHEDULE B

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                             "SUBJECT TO" PROVISIONS

           SUBJECT TO PURCHASER'S RIGHT TO CANCEL THIS CONTRACT ON OR BEFORE THE OUTSIDE TERMINATION DATE AS SET FORTH IN SECTION 12.1

1. Any laws, regulations or ordinances presently in effect or which will be in effect on the Closing (including, but not limited to, zoning, building and environmental protection) as to the use, occupancy, subdivision or improvement of the Premises adopted or imposed by any governmental body or the effect of any noncompliance with or any violation thereof.
2.   State of facts a physical inspection of the Property would reveal.
3. State of facts shown on survey prepared by Pape Dawson Engineers dated September 16, 2003 and as updated on November 19, 2003, and any subsequent state of facts a survey or inspection may reveal.
4. Water rights, claims or title to water, whether or not shown by the public records.
5. Rights or claims of parties in actual possession of any or all of the property.
6. Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments, or protrusions or any overlapping of improvements.
7. Homestead or community property or survivorship rights, if any, of any spouse of any insured.
8. Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,

     a. to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

     b. to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or

     c.  to filled-in lands, or artificial islands, or

     d.  to statutory water rights, including riparian rights, or

     e. to the area extending from the line of mean low tide to the line vegetation, or the right of access to that area or easement along and across the area.

                               SCHEDULE C: PAGE 1

9. Standby fees, taxes and assessments by any taxing authority for the year 2003, and subsequent years, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership.
10. The following matters and all terms of the documents creating or offering evidence of the matters:

     a. The following easements, rights-of-way and setback lines established by and shown on plat recorded in Volume 5700, Pages 150-152, Deed and Plat Records of Bexar County, Texas. (Affects Tract I):

          1. Twenty (20) foot utility easement along the westerly property line;
          2. Sixteen (16) foot utility easement along western portion of south property line; 3. Dedicated drainage right-of-way traversing southern portion of property; 4. Dedicated drainage right-of-way traversing northeasterly portion of property; 5. portion of a fifty (50) foot building setback line; and 6. Twenty-five (25) foot building setback line along northerly property line.

     b. The following easements and setback lines established by and shown on plat recorded in Volume 6800, Page 250 Deed and Plat Records of Bexar County, Texas. (Affects Tract I):

          1. Fifty (50) foot roadway (ingress-egress) easement; 2. Ten (10) foot sanitary sewer easement along southerly property line; 3. Twenty-five
          (25) foot building setback line along southerly property line; 4. Twenty (20) foot drainage easement traversing southerly portion of property; and 5. Sixteen (16) foot utility easement along southerly property line.

     c. The following easements as established by and shown on plat recorded in Volume 9542, Page 30, Deed and Plat Records of Bexar County, Texas. (Affects Tract I)

          1. Thirty (30) foot water, gas, electric, telephone, cable TV and sanitary sewer easement; 2. Eight (8) foot by fifteen and fifty-six hundredths (15.56) water easement; 3. Sixteen (16) foot water, gas, electric, telephone, cable TV and sanitary sewer easement; 4. Eighteen
          (18) foot water and drainage easement; and 5. Variable width water and drainage easement.

     d. The following easement as established by and shown on plat recorded in Volume 4400, Pages 187-190, Deed and Plat Records of Bexar County, Texas. (Affects Tract 1):

          1. Twenty (20) foot utility easement; and 2. Sixteen (16) foot utility easement.

     e. The following easements as established by and shown on plat recorded in Volume 9536, Pages 3-4, Deed and Plat Records of Bexar County, Texas. (Affects Tract I).

                               SCHEDULE C: PAGE 2

          1. Variable width drainage, water, gas, electric, telephone, sanitary sewer and cable TV easement; 2. Variable width water, gas, electric, telephone, sanitary sewer and cable TV easement; 3. variable width drainage, water, gas, electric, telephone and cable TV easement; 4. Variable width drainage easements; 5. Fourteen (14) foot electric and gas easement; 6. Proposed twenty-four (24) foot sanitary sewer and telephone easement; and 7. Eighteen (18) foot drainage easement.

     f. The following easement as established by and shown on plat recorded in Volume 4960, Page 122, Deed and Plat Records of Bexar County, Texas. (Affects Tract I).

          1. Sixteen (16) foot utility easement.

     g. Water Line Easement, 20 feet wide, along the south 870 feet of the west property line, as granted by instrument recorded in Volume 4477, Page 280, Deed Records of Bexar County, Texas. (Affects Tract I).

     h. Sanitary Sewer Easement, 10 feet wide, as granted by instruments recorded in Volume 5455, Page 509 and Volume 7367, Page 236, Deed Records of Bexar County, Texas. (Affects Tract I)

     i. Electric Line Right-of-Way Agreement, 14 feet wide, as granted by instrument recorded in Volume 6618, Page 1904, Real Property Records of Bexar County, Texas. (Affects Tract I).

     j. Sewer Line Easement Agreement recorded in Volume 4919, Page 1223, Real Property Records of Bexar County, Texas. (Affects Tract I).

     k. Electric Line Right-of-Way Agreement, adjacent to fifty (50) foot roadway easement, granted by instrument recorded in Volume 7513, Page 446, Deed Records of Bexar County, Texas. (Affects Tract I).

     l. Lease Agreement by and between S.A.P. Associates, LLC, Landlord, and Ross Stores, Inc., Tenant, as evidenced by that Memorandum of Lease dated June 4, 1996, recorded in Volume 6866, Page 2052, Real Property Records of Bexar County, Texas. (Affects Tract I).

     m. Lease Agreement by and between S.A.P. Associates, LLC, Landlord, and Cost Plus, Inc., Tenant, as evidenced by that certain Memorandum of Lease dated November 6, 1995, recorded in Volume 6772, Page 568, Real Property Records of Bexar County, Texas. (Affects Tract I).

     n. The following easements as established by and shown on plat recorded in Volume 9532, Pages 166-167, Deed and Plat Records of Bexar County, Texas. (Affects Tract II):

          1. Twenty-six (26) foot water, sewer, electric, gas, telephone and cable TV

                               SCHEDULE C: PAGE 3
easement; and

          2.   Twenty-five and one-half (25.5) foot drainage easement.

     o. Terms, conditions, stipulations and provisions of Easement Agreement created in instrument recorded in Volume 5335, Page 709, amended by instrument recorded in Volume 6256, Page 1984, Volume 6665, Page 892 and Volume 7445, Page 724, Real Property Records of Bexar County, Texas. (Affects Tract II).

     p. All easements affecting access drive and common areas as established by and shown on plat recorded in Volume 9532, Pages 166-167, Deed and Plat Records of Bexar County, Texas. (Affects Tract III).

     q. Terms, conditions, stipulations and provisions of Mutual Cross Access Agreement recorded in Volume 6821, Page 1457, Real Property Records of Bexar County, Texas, as amended and recorded in Volume 7445, Page 717, Real Property Records of Bexar County, Texas. (Affects Tract III).

     r. Lis pendens notices filed in Volume 9263, Page 112, Volume 9413, Page 1456 and Volume 9558, Page 2082, Real Property Records of Bexar County, Texas, by the State of Texas, which deal with pending condemnation suits under Cause Numbers 2002ED0005, 2002ED0028 and 2002ED0053, involving the possible widening of Loop 410 along parts of subject property.

                               SCHEDULE C: PAGE 4

                                   SCHEDULE C

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                      SPACE LEASES AS OF DECEMBER 22, 2003

                              SQUARE                                      SECURITY
TENANT                         FEET     START      EXPIRE    BASE RENT    DEPOSIT                         NOTES
------                         ----     -----      ------    ---------    -------                         -----
Half Price Books               8,000   10/22/99   10/31/04   $  84,000
Game Stop                      2,006   01/01/99   12/31/08   $  46,640
PT's                           9,875   12/14/73   12/31/12   $ 161,600
Cost Plus                     18,900   09/11/96   01/31/12   $ 302,400
Ross Dress for Less           28,438   01/12/97   01/31/07   $ 288,640
Designer Shoe Warehouse       22,000   04/24/97   04/30/07   $ 374,000
Best Buy                      58,000   09/16/96   01/31/12   $ 855,500
Oshman's                      65,017   09/21/96   01/31/17   $ 754,650
OfficeMax                     23,229   11/17/02   11/30/12   $ 261,326
Beall's                       29,847   03/20/03   01/31/14   $ 194,006
Lifeway Christian              6,000   11/14/96   11/13/06   $ 132,000
Petco                         13,650   11/10/96   11/30/11   $ 278,187
Pearle Vision                  3,500   12/16/96   12/31/06   $ 120,750
All Battery Center             1,600   05/08/02   05/31/07   $  36,800
Successories of Texas          1,200   09/02/03   09/30/08   $  26,400   $ 2,800.00   See #4 on Schedule E Tenant Estoppel dated
                                                                                      December 19, 2003 contains handwritten
                                                                                      comments from Supercuts that Supercuts plans
                                                                                      to vacate its premises in January 2004.
Supercuts                      1,295   11/22/96   11/30/06   $  33,670
David's Bridal                12,000   11/04/99   11/30/09   $ 186,240

                               SCHEDULE D: PAGE 1

                                   SCHEDULE D
              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                     SERVICE CONTRACTS AS OF DECEMBER ____, 2003

           SUBJECT TO PURCHASER'S RIGHT TO CANCEL THIS CONTRACT ON OR BEFORE THE OUTSIDE TERMINATION DATE AS SET FORTH IN SECTION 12.1

  1. Service/Material Agreement dated March 28, 2003 with JSMA Enterprises, Inc. for pressure washing services which expires 3/31/04. This Agreement can be terminated with 1 day notice.

  2. Service/Material Agreement dated March 4, 2003 with MLC Landscaping Co., Inc. for landscaping maintenance and service which expires February 29, 2004. This Agreement can be terminated with 1 day notice.

  3. Service/Material Agreement dated October 1, 2003 with Price Protective Services, Inc. for security services which expires September 30, 2004. This Agreement can be terminated with 1 day notice.

                               SCHEDULE D: PAGE 1

                                   SCHEDULE E

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                               PENDING LITIGATION

           SUBJECT TO PURCHASER'S RIGHT TO CANCEL THIS CONTRACT ON OR BEFORE THE OUTSIDE TERMINATION DATE AS SET FORTH IN SECTION 12.1

              1.  The Proceeding
              2. Peter McKee as claimant pursuant to a incident on November 5, 2000 (covered by insurance).
              3. Proceeding by Seller against Tri-R LLC (doing business as Jazzy Beans Cafe) to gain legal possession of premises and for collection of delinquencies.
              4. Letter from ISO Group, Inc. d/b/a Successories dated December 10, 2003 regarding its pylon sign. Seller does not believe this letter has merit. See notice to Successories from Landlord dated December 19, 2003.

                               SCHEDULE D: PAGE 1

                                   SCHEDULE F

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                             MASTER LEASE GUIDELINES

MASTER LEASE

SPACE:                               530         520         426         440
SQUARE FEET:                        7,200       4,800       1,200       2,605       TOTAL
                                  ---------------------------------------------------------
BASE RENT/SQ. FT.                 $   18.00   $   23.00   $   23.00   $   20.00
EXPENSE RECOVERY/SQ. FT.          $    5.76   $    5.76   $    5.76   $    5.76
                                  ---------------------------------------------
TOTAL RENT/SQ. FT.                $   23.76   $   28.76   $   28.76   $   25.76
ANNUAL MASTERLEASE PAYMENT        $ 171,072   $ 138,048   $  34,512   $  67,105
                                  ---------------------------------------------------------
  2 YEAR MASTERLEASE PAYMENT      $ 342,144   $ 276,096   $  69,024   $ 134,210   $ 821,474
                                  =========================================================

                                  ---------------------------------------------------------
 MONTHLY MASTERLEASE PAYMENT      $  14,256   $  11,504   $   2,876   $   5,592   $  34,228
                                  =========================================================

TENANT IMPROVEMENTS ($15.00/SF)   $ 108,000   $  72,000   $  18,000   $  39,075   $ 237,075
                                  =========================================================

LEASING COMMISSIONS ($3.00/SF)    $  21,600   $  14,400   $   3,600   $   7,815   $  47,415
                                  =========================================================

     Pro forma rents for the Future Master Lease Space shall be equal to the minimum annual base rent payable (as set forth on Schedule C) for the applicable Future Master Lease Space as of the date hereof.

                               SCHEDULE D: PAGE 1

                                   SCHEDULE G

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                               LEASING PARAMETERS

1. The proposed use shall be a use typically found in retail centers of this type.

2. The proposed use does not violate any exclusions or restrictions existing in any other Space Tenant's lease or covenants existing in any other documents of record unless such use is consented to by the appropriate Space Tenant.

3. The lease is for an original term of not less than 3 years, nor more than 10 years.

4. Tenant will not be provided concessions which exceed current market standards for same.

5. All leases shall be prepared substantially in accordance with the small shop Space Tenant lease form reviewed by Purchaser prior to the Outside Termination Date subject to commercially reasonable variances and prevailing market parameters, provided, that, for tenants occupying 7,000 square feet or greater of space at the Premises, Seller shall be permitted to use such tenant's lease form.

6. The proposed tenant (or its principals) has successful retail and/or business operating experience including, but not limited to, three years in the type of business to be operated at the leased premises. In the absence of three years experience, the prospective tenant must be an approved franchisee or a recognized franchisor.

7. The proposed tenant (or the franchisor, if applicable) shall have at least one other location.

8. The proposed tenant and/or lease guarantor has an aggregate net worth of at least two years of the total aggregate annualized rent, including all expenses, for any tenant of the leased premises up to 7,000 square feet.

9. The leases for tenants occupying less than 7,000 square feet of space at the Premises will not include rent reductions, co-tenancies, or early termination clauses of any kind. The leases for tenants occupying 7,000 square feet or greater of space at the Premises may, at Seller's sole election, include co-tenancies but will not include rent reductions or early termination clauses without Purchaser's prior consent to such reductions or termination clauses.

10. In addition to tenant's base rent, the leases will include 100% reimbursement for taxes,

                               SCHEDULE D: PAGE 1
    insurance and common area maintenance, including a 10% administrative charge for CAM (or, in the alternative, providing for a 2-1/2% management fee).

11. Purchaser shall act in a commercially reasonable manner and in good faith during its review and determination of the credit worthiness of any tenant and/or guarantor. Also, Purchaser agrees to respond to Seller deliveries of tenant/guarantor credit information within 5 business days after its receipt by Purchaser, otherwise said tenant/guarantor credit worthiness shall be deemed approved by Purchaser.

12. Any lease renewals will be at rental rates greater than the current market rate.

                               SCHEDULE D: PAGE 2

                                    EXHIBIT 1

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                          FORM OF DEED TO THE PREMISES

                              SPECIAL WARRANTY DEED

     THAT THE UNDERSIGNED, _______________________, a __________________
("Grantor"), for and in consideration of the sum of TEN DOLLARS ($10.00) cash, and other good and valuable consideration in hand paid by the Grantee, herein named, the receipt and sufficiency of which is hereby fully acknowledged and confessed, has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto ______________________ ("Grantee") whose current address is ________________________, all of that certain real property situated in _______ County, Texas, more particularly described in EXHIBIT A attached hereto and incorporated herein by reference, together with all buildings, improvements and fixtures located thereon, and all rights, ways, privileges and appurtenances pertaining thereto (collectively, the "Property")

     This conveyance, however, is made and accepted subject to all matters of record (the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, subject to the Permitted Exceptions and other provisions expressly stated herein, unto Grantee and Grantees successors and assigns, forever, and Grantor does hereby bind Grantor and Grantor's successors and/or assigns, to WARRANT and FOREVER DEFEND all and singular the Property unto Grantee, and Grantee's successors and/or assigns, against every person whomsoever claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

     Current ad valorem taxes on the Property having been prorated, the payment thereof is assumed by Grantee.

     EXECUTED this  day of ____, 20____.

                                   -------------------------,
                                   By:
                                        --------------------,
                                        its
                                           -------

                                EXHIBIT 1: PAGE 3

                                              By:
                                                 --------------------------
                                                   Name:
                                                   Title:

State of_____________       Section
                            Section
County of____________       Section

     The foregoing was acknowledged before me on the ____ day of ___________, 200___, by ______________________, of _______________________, the
_____________________ of ___________________, a _____________________on behalf of said ________________________.

Given under my hand and seal of office on ______________, 20______.


                                              ---------------------------
                                              NOTARY PUBLIC, STATE OF____


                                              ---------------------------
                                              PRINTED NAME OF NOTARY


MY COMMISSION EXPIRES:

----------------------

                                EXHIBIT 1: PAGE 4

                                    EXHIBIT 2

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                     FORM OF ASSIGNMENT OF THE SPACE LEASES

          KNOW ALL MEN that DDRA COMMUNITY CENTERS FOUR, L.P. ("Assignor"), in consideration of Ten ($10.00) Dollars and other good and valuable consideration, received from [_________________]("Assignee"), does hereby assign, transfer and deliver unto Assignee, all of its right, title and interest in and to those certain leases for space at the premises known as La Plaza del Norte Shopping Center, San Antonio, Texas (the "Leases") listed on Schedule A annexed hereto including any security deposits held by Assignor as of the date hereof, subject to the rights Assignor has retained under Section 9.4 of that certain Contract of Sale (the "Contract") dated _______, 2003, between Assignor and Assignee for the Premises.

          TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever, from and after the date hereof, subject to the terms, covenants, conditions and provisions of the Leases and subject as aforesaid.

          AND Assignee does hereby acknowledge receipt of the Leases and security deposits so delivered, and does hereby (a) accept the within assignment and (b) assume the performance of all the terms, covenants and conditions of the Leases on the part of the lessor which are to be performed or which arise from and after the date hereof.

          This assignment and assumption agreement shall inure to the benefit of Assignee and Assignor and their respective successors and assigns, and shall be governed by the laws of the State of Texas. This assignment and assumption agreement may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

          None of the provisions of this instrument are intended to be, nor shall they be construed to be, for the benefit of any third party.

                         [SIGNATURES ON FOLLOWING PAGE]

                                EXHIBIT 2: PAGE 1

          IN WITNESS WHEREOF, Assignor and Assignee have executed this agreement this ________ day of _____________2003.


                              ASSIGNOR

                              DDRA COMMUNITY CENTERS FOUR, L.P., a Texas
                              limited partnership
                              By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                                   By:  DD SAN PEDRO CORP., a Texas
                                        corporation, its member

                                        By:
                                             -------------------------
                                             Name:
                                             Title:

                                   By:  PEDRO COMMUNITY CENTERS, INC.,
                                        an Ohio corporation, its general partner


                                        By:
                                             ------------------
                                           Name:
                                           Title:

                              ASSIGNEE:


                              [_______________________________]

                              By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                                EXHIBIT 2: PAGE 2

                                    EXHIBIT 3

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                     FORM OF ASSIGNMENT OF SERVICE CONTRACTS

          KNOW ALL MEN that DDRA COMMUNITY CENTERS FOUR, L.P. ("Assignor"), in consideration of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, received from [_________________________________] ("Assignee"), does hereby assign, transfer and deliver onto Assignee, all of its right, title and interest in and to those certain service contracts relating to the operation or maintenance of the premises known as La Plaza del Norte Shopping Center, San Antonio, Texas, which service contracts are listed in Schedule A annexed hereto (the "Contracts").

          TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained.

          AND Assignee does hereby acknowledge receipt of the Contracts so delivered, and does hereby (a) accept the within assignment and (b) assume the performance of all the terms, covenants and conditions of the Contracts on the Assignor's part to be performed thereunder from and after the date hereof.

          This assignment is made without warranty or representation by Assignor and without recourse to assignor in any manner whatsoever, express or implied.

          This assignment and assumption agreement shall inure to the benefit of Assignee and Assignor and their respective successors and assigns, and shall be governed by the laws of the State of Texas. This assignment and assumption agreement may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.
          None of the provisions of this instrument are intended to be, nor shall they be construed to be, for the benefit of any third party.

                         [SIGNATURES ON FOLLOWING PAGE]

                                EXHIBIT 3: PAGE 1

IN WITNESS WHEREOF, Assignor and Assignee have executed this agreement this _______day of ________________2003.

                              ASSIGNOR

                              DDRA COMMUNITY CENTERS FOUR, L.P., a Texas
                              limited partnership
                              By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                                   By:  DD SAN PEDRO CORP., a Texas
                                        corporation, its member

                                        By:
                                             -------------------------
                                             Name:
                                             Title:

                                   By:  PEDRO COMMUNITY CENTERS, INC.,
                                        an Ohio corporation, its general partner

                                        By:
                                             -----------------
                                            Name:
                                            Title:

                              ASSIGNEE:

                              [_______________________________]


                              By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                                EXHIBIT 3: PAGE 2

                                    EXHIBIT 4

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                    FORM OF ASSIGNMENT OF LICENSES, PERMITS,
                            GUARANTEES AND WARRANTIES

          KNOW ALL MEN that DDRA COMMUNITY CENTERS FOUR, L.P. ("Assignor"), in consideration of Ten ($10.00) Dollars and other good and valuable consideration, receipt whereof is hereby acknowledged from [_________________________________] ("Assignee"), does hereby assign, transfer and deliver unto Assignee, all of its right, title and interest in and to any and all existing licenses and permits presently held by Assignor affecting the premises known as La Plaza del Norte Shopping Center, San Antonio, Texas (the "Premises") and any and all guarantees and warranties in connection with any work or services performed or equipment installed in and improvements erected on the Premises (collectively, the "Licenses and Guarantees").

          TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever, from and after the date hereof, subject to the terms, covenants, conditions and provisions of the Licenses and Guarantees.

          This assignment is made without warranty or representation by the Assignor, including, without limitation, any warranty or representation that Assignor has any right in the Licenses and Guarantees or that the Licenses and Guarantees are transferable, and without recourse to Assignor in any manner whatsoever.

          This assignment agreement shall inure to the benefit of Assignee and its successors and assigns and shall be governed by the laws of the State of Texas. This assignment agreement may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

          None of the provisions of this instrument are intended to be, nor shall they be construed to be, for the benefit of any third party.

                         [SIGNATURES ON FOLLOWING PAGE]

                                EXHIBIT 4: PAGE 1

IN WITNESS WHEREOF, Assignor has executed this agreement this _______ day of ________________ 2003.

                              ASSIGNOR:

                              DDRA COMMUNITY CENTERS FOUR, L.P., a Texas
                              limited partnership
                              By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                                   By:  DD SAN PEDRO CORP., a Texas
                                        corporation, its member

                                        By:
                                             -------------------------
                                             Name:
                                             Title:

                                   By:  PEDRO COMMUNITY CENTERS, INC.,
                                        an Ohio corporation, its general partner

                                        By:
                                             --------------------
                                            Name:
                                            Title:

                                EXHIBIT 4: PAGE 2

                                    EXHIBIT 5

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                                NOTICE TO TENANTS
                                       OF
                       LA PLAZA DEL NORTE SHOPPING CENTER
                                (THE "PREMISES")

Dear Tenant:

          Please be advised that the Premises have this day been conveyed and your lease (the "Lease") has been assigned by DDRA COMMUNITY CENTERS FOUR, L.P. ("Prior Owner"), to [________________________________________] a [_________]
("New Owner").

          New Owner has assumed all of the obligations under your Lease accruing from and after this day, including any obligations to return your security deposit (in the amount of $________) in accordance with the terms of your Lease. Notwithstanding anything contained herein to the contrary, Seller retains the right to collect any delinquent rents pertaining to the period prior to ________________________ [CLOSING DATE] as well as the right to collect rent and reconcile operating expenses (and percentage rent) under your Lease for the 2003 calendar year and prior periods.

          Until further notice, all correspondence and notices shall be directed, and all rents, additional rents and other charges under the Lease shall be paid to New Owner at the addresses attached hereto as Exhibit A.

          You are hereby requested to have the insurance policies required under the Lease amended to add New Owner, as additional insured thereunder, and have the certificate of insurance indicating such amendment forwarded to the New Owner.

                                EXHIBIT 5: PAGE 1

          Your security deposit, if any, under the Lease has been transferred to New Owner.

Dated:_________, 2003.

PRIOR OWNER:                 DDRA COMMUNITY CENTERS FOUR, L.P.,
                             a Texas limited partnership
                             By:  DRDI SAN ANTONIO LLC, a Delaware
                                  limited liability company, its general partner

                                  By:  DD SAN PEDRO CORP., a Texas
                                       corporation, its member

                                       By:
                                            -------------------------
                                            Name:
                                            Title:

                                  By:  PEDRO COMMUNITY CENTERS, INC.,
                                       an Ohio corporation, its
                                       general partner


                                       By:
                                            --------------------
                                            Name:
                                            Title:


NEW OWNER:                   [_________________________________]

                             By:
                                --------------------------------
                             Name:
                             Title:

                                EXHIBIT 5: PAGE 2

                                    EXHIBIT A

                                    ADDRESSES

For All Notices:
                       ______________________________
                       ______________________________
                       ______________________________
                       ______________________________
                       ______________________________
                       ______________________________
                       ______________________________

With a copy to:
                       ______________________________
                       C/O [PROPERTY MANAGER]

                       ______________________________
                       ______________________________
                       ______________________________
                       Attention: Property Manager - La Plaza del Norte Shopping Center
                       Telephone: ____-_____-_____
                       Telecopy: ____- ____-_____

Payment Address:
                       ______________________________
                       c/o___________________________
                       ______________________________
                       ______________________________

                                EXHIBIT 5: PAGE 3

                                    EXHIBIT 6

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                              NOTICE TO CONTRACTORS
                             UNDER SERVICE CONTRACTS
                                       OF
                       LA PLAZA DEL NORTE SHOPPING CENTER

                                (THE "PREMISES")

Dear Contractor:

          Please be advised that the Premises have this day been conveyed and your service contract has been assigned from DDRA COMMUNITY CENTERS FOUR, L.P. ("Prior Owner"), to [___________________________________] a
[______________________] ("New Owner").

          Until further notice, all correspondence, notices and invoices shall be directed to the New Owner at the following address:

                       ______________________________
                       ______________________________
                       ______________________________
                       ______________________________

Dated: ________, 2003

                                EXHIBIT 6: PAGE 1

PRIOR OWNER:              DDRA COMMUNITY CENTERS FOUR, L.P.,
                          a Texas limited partnership
                          By:  DRDI SAN ANTONIO LLC, a Delaware limited
                               liability company, its general partner

                               By: DD SAN PEDRO CORP., a Texas corporation, its member

                                    By:
                                         -----------------------
                                         Name:
                                         Title:

                               By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                                    corporation, its general partner

                                    By:
                                         ----------------
                                         Name:
                                         Title:


NEW OWNER:                     [___________________________________]

                               By:
                                   -------------------------
                                   Name:
                                   Title:

                                EXHIBIT 6: PAGE 2

                                    EXHIBIT 7

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC. AS PURCHASER

                           TENANT ESTOPPEL CERTIFICATE

TO:

     _____________________
     ___________________
     _____________________
                       ("Lender")

     Inland (entity),
     and its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Karen Kautz

     DDRA Community Centers Four, L.P.
     c/o DRA Advisors LLC
     220 East 42nd Street
     New York, New York 10017
     Attention: Janine Roberts

     Developers Diversified Realty Corporation
     3300 Enterprise Parkway
     Beachwood, Ohio 44122
     Attention:  Joanne Prosser
     Facsimile: (216) 755-1630


Re: Lease Agreement dated _____________________ as amended pursuant to Section 1(a) below ("Lease"), between _________ as "Landlord", and _________, as "Tenant", guaranteed by ("Guarantor") for leased premises known as
     ____________ (the "Premises") of the property commonly                known
                as (the "Property").

1. Tenant hereby certifies that the following information with respect to the Lease is accurate and complete as of the date hereof.

     a. Dates of all amendments, letter

                                EXHIBIT 7: PAGE 1
        agreements, modifications and
        waivers related to the Lease

     b. Lease Commencement Date

     c. Expiration Date

     d. Current Annual Base Rent

                                           ADJUSTMENT DATE     RENTAL AMOUNT

     e. Fixed or CPI Rent Increases        _______________
                                           _______________

     f. Square Footage of Premises

     g. Security Deposit Paid to Landlord

     h. Renewal Options                    _______Additional Terms for _______
                                           years at $___________ per year

     i. Termination Options (excluding     Termination Date ________________
        any right of Tenant to terminate   Fees Payable     ________________
        pursuant to a casualty or
        condemnation)

2.   Tenant further certifies that:

     a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;
     b. the Lease has not been assigned and the Premises have not been sublet by Tenant except as otherwise stated in Section 1(a) above;
     c. Tenant has accepted and is occupying the Premises, all construction required by the Landlord pursuant to the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;
     d. Tenant is open for business or is operating its business at the Premises;
     e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears for more than 30 days on any base rent payments, except ___________________;
     f. To Tenant's knowledge, Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;
     g. To Tenant's knowledge, Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;
     h. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));
     i. Tenant has not been granted any options or rights of first refusal to purchase the

                                EXHIBIT 7: PAGE 2

        Premises or the Property;
     j. Tenant has not received written notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property, except in connection with the condemnation affecting the Property and except: ______________;
     k. the Tenant has not been granted any operating exclusives for the Property except as set forth in the Lease; and
     l. Rent has been paid through __________, 2003.
     m. No hazardous waste or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;
     n. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein except in connection with the existing loan with Wells Fargo Bank, National Association; and
     o. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws, except:
        ___________________.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and Lender is about to provide Purchaser with financing which shall be secured by a Deed of Trust (or Mortgage), Security Agreement and Assignment of Rents, Leases and Contracts ("Mortgage") upon the Property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be duly assigned to Lender as security for Lender's loan to Purchaser (as new landlord). From and after the date Tenant receives written notice from Landlord and Purchaser of the sale of the Property, all rent payments under the Lease shall be paid to Purchaser (as new landlord) and shall continue to be paid to Purchaser (as new landlord) in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Lender or its successors and assigns. In the event that Lender succeeds to Purchaser's (as new landlord) interest under the Lease, Tenant agrees to attorn to Lender at Lender's request provided Lender agrees that unless Tenant is in default under the Lease (and any cure periods have expired after notice), the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Landlord, Purchaser, Lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

                                                  [TENANT]
                                                  By:
                                                  Its:
                                                      --------------------------
                                                  Date:___________, 2003

                                EXHIBIT 7: PAGE 3

                                    EXHIBIT 8

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                              FORM OF BILL OF SALE

     DDRA COMMUNITY CENTERS FOUR, L.P. ("Grantor") for good and valuable consideration, the receipt and the sufficiency of which is hereby acknowledged, by these presents, does, without representation by, or warranty or recourse against, Grantor, convey, assign, transfer, sell, deliver and set over unto ____________________, its successors and assigns, all of Grantor's right, title and interest in and to the personal property transferred pursuant to that certain Contract of Sale between Grantor and [____________________________ ] dated __________________, 2003 used in connection with the operation of the shopping center known as La Plaza del Norte Shopping Center, San Antonio, Texas.

     IN WITNESS WHEREOF, Grantor has caused this Bill of Sale to be signed as of this _____ day of ___________, 2003.

                         DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership
                         By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                              By: DD SAN PEDRO CORP., a Texas corporation, its member

                                   By:
                                        --------------------------------
                                        Name:
                                        Title:

                              By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                                   corporation, its general partner

                                   By:
                                        ----------------------
                                        Name:
                                        Title:

                                    EXHIBIT 9

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                                ACCESS AGREEMENT

                              INTENTIONALLY DELETED

                                   EXHIBIT 10

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                                TITLE CERTIFICATE

     The undersigned, a Delaware limited liability company, hereby certifies to [____________] (the "Insurer") the following:

          1. The undersigned is the owner ("Owner") of certain property (the "Property") situated in the City of San Antonio, State of Texas, described in title commitment No._________ (the "Title Commitment") issued by Insurer.

          2. The only tenants of the undersigned are tenants under the leases (the "Leases") set forth on the rent roll annexed hereto as Exhibit A (or subleases thereunder).

          3. During the period of 120 days immediately preceding the date of this certification no improvements or alterations have been made (other than minor repairs) to the Property by or on behalf of Owner that have not been paid for and that no claims against Owner of laborers or materialmen remain unpaid (or if unpaid will be paid in the ordinary course of business) for work performed by or on behalf of Owner and that no material incorporated into the Property by Owner is subject to a security interest (other than in connection with any mortgage described in the Title Commitment).

          4. No proceedings in bankruptcy or receivership have been instituted by or against Owner which are now pending, nor has the Owner made any assignment for the benefit of creditors which is in effect as to the Property.

          5. Owner agrees not to cause any lien or encumbrance to be filed against the Property between the date hereof and the earlier of (a) the date the documents creating the interest being insured pursuant to the Title Commitment have been filed of record and (b) three (3) days following the date hereof.

          6. This certification is made for the purpose of inducing Insurer to issue its title policy insuring the Property.

Dated this ____ day of _______, 2003.

[SIGNATURES ON THE FOLLOWING PAGE]

                         DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership
                         By: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner

                              By: DD SAN PEDRO CORP., a Texas corporation, its member

                                   By:
                                        --------------------------
                                        Name:
                                        Title:

                              By:  PEDRO COMMUNITY CENTERS, INC., an Ohio
                                   corporation, its general partner

                                   By:
                                        ------------------
                                        Name:
                                        Title:

                                   SCHEDULE A

                                 LIST OF LEASES

                                   EXHIBIT 11

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                          SELLER'S ESTOPPEL CERTIFICATE

TO:

     _____________________
     ___________________
     _____________________
                        ("Lender")

     Inland (entity),
     and its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Karen Kautz

Re: Lease Agreement dated ______________ as amended pursuant to Section 1(a) below ("Lease"), between ______________________ as "Landlord", and, as "Tenant", guaranteed by _____________________________ ("Guarantor") for
     leased premises known as (the "Premises") of the property commonly known as (the "Property").

1. Landlord hereby certifies that the following information with respect to the Lease is accurate and complete as of the date hereof.

     a. Dates of all amendments, letter
        agreements, modifications and waivers
        related to the Lease

     b. Lease Commencement Date

     c. Expiration Date

     d. Current Annual Base Rent

                                           ADJUSTMENT DATE     RENTAL AMOUNT

     e. Fixed or CPI Rent Increases        _______________
                                           _______________

     f. Square Footage of Premises

     g. Security Deposit Received by
        Landlord

     h. Renewal Options                    ______ Additional Terms for ______
                                           years at $_______ per year

 i.  Termination Options (excluding        Termination Date ____________
     any right of Tenant to terminate      Fees Payable     ____________
     pursuant to a casualty or
     condemnation)

2.   Landlord further certifies that:

     a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;
     b. to Landlord's knowledge, the Lease has not been assigned and the Premises have not been sublet by Tenant except as otherwise stated in
        Section 1(a) above;
     c. to Landlord's knowledge, Tenant has accepted and is occupying the Premises, all construction required by the Landlord pursuant to the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;
     d. To Landlord's knowledge, Tenant is [or is not] open for business or is operating its business at the Premises;
     e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance;
     f. To Landlord's knowledge, Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;
     g. To Landlord's knowledge, Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;
     h. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));
     i. Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;
     j. To Landlord's knowledge, Tenant has not received written notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property, except in connection with the condemnation affecting the Property and except: ______________;
     k. the Tenant has not been granted any operating exclusives for the Property except as set forth in the Lease; and
     l. Rent has been paid through _________, 2003.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and Lender is about to provide Purchaser with financing which shall be secured by a Deed of Trust (or Mortgage), Security Agreement and Assignment of Rents, Leases and Contracts ("Mortgage") upon the Property. Landlord acknowledges and agrees that Purchaser and Lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Estoppel Certificate on behalf of Landlord.

                                                      [LANDLORD]
                                                      By:
                                                      Its:
                                                          ------------------
                                                      Date:_________, 2003

                                   EXHIBIT 12

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                            REA ESTOPPEL CERTIFICATE

     The undersigned _________________, a ____________ corporation
("_________"), is a party to the ________________ (REA) recorded on
_______________________, _______ in Book _____, Page _____ of the Public Records
of ________ County, _____ (the "REA"), between and among _____, ___________________, ___________________, a ______________ ("Developer"), and
_____________________, a _____________ (corporation) ("___________"), with respect to the ___________________ Shopping Center in _______, _______ (the
"Shopping Center"). ____________ has been advised that Developer is in process of selling Developer's interest in the Shopping Center to INLAND (entity) having a notice address of 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention:
Vice Chairman (together with its lender, and successors and assigns, collectively referred to herein as "Purchaser"). _________________ hereby states to Purchaser and Developer as follows (without undertaking any investigation to verify the accuracy of the statements made):

     1.   The REA has not been amended except: ________________.

     2.   The REA is presently in full force and effect according to its terms.

     3. ________ has neither given nor received any written notice of default with respect to the REA. To the best of ________ 's knowledge (whereby knowledge shall be limited to the party signing this REA Estoppel Agreement on behalf of ________), neither _______ nor any other party is in default under the REA.

     This Statement does not (a) constitute a waiver of any rights ___________ may have under the REA, or (b) modify, alter, or change any of the terms or conditions of the REA.

     No officer or employee signing this Statement on behalf of ___________ shall have any liability as a result of having given this statement.

     The statements contained in this Statement are not affirmative representations, warranties, covenants or waivers, and _______ shall not be liable to Developer, Purchaser or any third party on account of any information herein contained, notwithstanding the failure, for any reason, to disclose and/or correct relevant information. This Statement is given for Purchaser's and Developer's information and may not be relied upon by anyone other than Purchaser and Developer, or in connection with any transaction other than the transaction described above. Capitalized terms used in this Statement, unless otherwise defined, will have the meanings ascribed to such terms in the REA.

Dated as of ______________, 2003.


                          ------------------------------
                          a _________(CORPORATION)


                          By:
                              -----------------------------------
                          As Its:

                                   EXHIBIT 13

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                         GUARANTOR ESTOPPEL CERTIFICATE

Date: _________________, 2003


     To: ___________

     _________________________
     _________________________
     _________________________
                           ("Lender")

     Inland Real Estate Acquisitions, Inc., and

     Inland Southeast _______, L.L.C. (insert Inland nominee entity), and its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Karen Kautz

     Re: Guaranty Agreement dated ___________ ("Guaranty of Lease") pertaining to that certain Lease dated _____________________ between as Landlord and _______________________________ as Tenant for leased premises known as
     ______________________________ (the "Premises") located at the property commonly known as (the "Property").

     1. Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

     2. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Purchaser with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3. The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

                                             [GUARANTOR]

                                             By:

                                   EXHIBIT 14

              ATTACHED TO AND FORMING PART OF THE CONTRACT BETWEEN
                  DDRA COMMUNITY CENTERS FOUR, L.P., AS SELLER
                                       AND
               INLAND REAL ESTATE ACQUISITIONS, INC., AS PURCHASER

                                ESCROW AGREEMENT

          This Escrow Agreement (this "AGREEMENT") is entered into as of January ___, 2004 by and between DDRA Community Centers Four, L.P. ("DDRA"), [___________] ("Purchaser") and Heritage Title Company ("ESCROWEE").

                                    RECITALS:

          A. DDRA and Purchaser entered into a contract of sale (the "CONTRACT") dated as of [______________] with respect to the sale of La Plaza Del Norte located in San Antonio, Texas (the "PARCEL").

          B. Pursuant to Section 14 of the Contract, at Closing (as defined in the Contract), DDRA has agreed to enter into master leases (each a "MASTER LEASE" and collectively, the "MASTER LEASES") with Purchaser for the space set forth on Exhibit A annexed hereto existing at the Parcel.

          NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

          1. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Contract unless otherwise defined herein.

          2. To fund DDRA's Master Lease obligations as to rent, leasing commissions and tenant improvements, all as set forth in Section 14 of the Contract, DDRA has on the date hereof deposited in escrow (the "MASTER LEASE ESCROW") with Escrowee the amount (the "MASTER LEASE ESCROW AMOUNT") set forth on Exhibit A annexed hereto. The Master Lease Escrow Amount shall be disbursed by Escrowee subject to, and in accordance with, the terms and provisions of this Paragraph 2.

               A. The portion of the Master Lease Escrow Amount identified as the sum of [_________________] ($__________ ) is hereby referred to as the
Master Lease Rent Escrow. Purchaser shall receive a prorated credit from the Master Lease Rent Escrow on the date of Closing for the rent attributable to the Master Lease Space from the date of Closing through the end of the month in which Closing occurs. Thereafter, Purchaser shall receive (and Escrow Agent is hereby authorized to pay to Purchaser ( subject to the terms of this Section 2(A) without further direction from DDRA) monthly payments, on the fifth (5th) day of each month (the "MONTHLY PAYMENT DATE"), for the applicable month's rent, from the Master Lease Rent Escrow, in the sum of [________] (prorated for any partial months) (the "Rent Escrow Monthly Payment"). DDRA shall have the right to object to any Rent Escrow Monthly Payment provided that DDRA sends written notice of such objection to Purchaser and Escrowee on or before the third (3rd) day prior to the applicable Monthly Payment Date ("RENTAL PAYMENT OBJECTION"). If Escrowee does receive such Rental Payment Objection on or before the third (3rd) day prior to the applicable Monthly Payment Date or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall forward a copy of the Rental Payment Objection, if any, to Purchaser, and continue to hold the applicable Rent Escrow Monthly Payment unless otherwise directed by written instructions from the parties to this Agreement or by a judgment of a court of competent jurisdiction In any event, Escrowee shall have the right to refrain from taking any further action with respect to the Master Lease Rent Escrow until it is reasonably satisfied that such dispute is resolved or action by Escrowee is required by an order or judgment of a court of competent jurisdiction. Escrowee, by signing this Agreement at the end hereof where indicated, signifies its agreement to hold the Master Lease Rent Escrow for the purposes as provided in this Agreement.

               B. (I) Beginning on the date hereof and continuing through and including the date on which the term of the Master Leases expire pursuant to
Section 14 of the Contract (such period is hereinafter referred to as the "MASTER LEASE ESCROW PERIOD"), Purchaser and/or DDRA may request (each such request, a "DISBURSEMENT REQUEST", each such requesting party the "REQUESTING PARTY" and each such non-requesting party, the "NON-REQUESTING PARTY") by written notice to Escrowee (with a copy of such request to the Non-Requesting Party), that Escrowee disburse (each a "DISBURSEMENT") a portion of the Master Lease Escrow Amount to the Requesting Party. Each such Disbursement Request shall certify that the amount being requested is due to the Requested Party and shall include a reasonably detailed description for which the Disbursement Request is being made, including a stipulation as to the specific purpose of the Disbursement, being either rent, leasing commissions or tenant improvements. On each Master Lease Rent Termination Event, after receiving DDRA's Disbursement Request and subject to Sections 2(B)(II) and (C)below, Escrowee is authorized and directed to deliver to DDRA any unused portion of the Master Lease Escrow Amount (including any interest earned thereon) allocable to the applicable space. Notwithstanding anything contained herein to the contrary, Purchaser shall not be permitted to make a Disbursement Request (pursuant to this Section 2 (B)) with respect to the Master Lease Rent Escrow; Section A above shall govern Purchaser's rights with respect to same.

                    (II) If Escrowee does not receive a written objection from the Non Requesting party to the proposed Disbursement within five (5) business days after such demand is received by Escrowee and the Non-Requesting Party, Escrowee is hereby authorized and directed to pay such Disbursement to the Requesting Party. If Escrowee does receive such written objection within such five (5) business day period or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall forward a copy of the objections, if any, to the Requesting Party, and continue to hold the Disbursement unless otherwise directed by written instructions from the parties to this Agreement or by a judgment of a court of competent jurisdiction. In any event, Escrowee shall have the right to refrain from taking any further action with respect to the Master Lease Escrow until it is reasonably satisfied that such dispute is resolved or action by Escrowee is required by an order or judgment of a court of competent jurisdiction. Escrowee, by signing this Agreement at the end hereof where indicated, signifies its agreement to hold the Master Lease Escrow Amount for the purposes as provided in this Agreement.

               C. In the event of any dispute, Escrowee shall have the right to deposit the Master Lease Escrow Amount in court to await the resolution of such dispute. Escrowee shall not incur any liability by reason of any action or non-action taken by it in good faith or pursuant to the judgment or order of a court of competent jurisdiction. Escrowee shall have the right to rely upon the genuineness of all certificates, notices and instruments delivered to it pursuant hereto, and all the signatures thereto or to any other writing received by Escrowee purporting to be signed by any party hereto, and upon the truth of the contents thereof.

               D. On or before the tenth (10th)day of each calendar month during the Master Lease Escrow Period, Escrowee shall provide Purchaser and DDRA with a written report of the Master Lease Escrow, showing (i) Disbursements and Rent Escrow Monthly Payments from the Master Lease Escrow made in the prior calendar month, (ii) the balance remaining in the Master Lease Escrow as of the date of the report, and (iii) interest accrued on the Master Lease Escrow Amount during the prior calendar month.

               E. Escrowee shall invest and reinvest the proceeds of the Master Lease Escrow Amount and any interest earned thereon, in United States Government Treasury Bills or Certificate(s) of Deposit or bank money market account(s) as Purchaser shall direct and as is reasonably acceptable to DDRA. The Master Lease Escrow Amount shall be held with the national bank of either J.P. Morgan Chase Bank of America.

               F. Escrowee shall be entitled to consult with counsel in connection with its duties hereunder. Purchaser and DDRA, jointly and severally, agree to reimburse Escrowee, upon demand, for the reasonable costs and expenses, and in the event of a dispute, attorneys' fees incurred by Escrowee in connection with its acting in its capacity as Escrowee. Escrowee shall not be liable for its actions that may result in errors except for its own gross negligence or willful misconduct. This Agreement shall terminate and be of no further force or effect upon the full and final disbursement of the funds held hereby.

          3. In the event of a breach by Purchaser or DDRA of any of the provisions of this Agreement, the non-breaching party shall have all remedies available to it at all law or in equity based on such default other than consequential or punitive damages.

          4. All notices hereunder shall be sent by certified or registered mail, return receipt requested, or may be sent by Federal Express or other national overnight courier which obtains a signature upon delivery, or may be delivered by hand delivery addressed to the notice parties identified below for such party or at such other addresses as such party shall designate from time to time by notice:

DDRA:

c/o DRA Advisors LLC
220 East 42nd Street
New York, New York 10017
Attention: Janine Roberts
with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention: Martin Luskin, Esq.

with a copy to:

Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: [____________________]

with a copy to:

Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Cheryl 0' Connor, Esq.

PURCHASER:

__________________
__________________
__________________
Attention:_____________

with a copy to:

__________________
__________________
__________________
Attention:_____________

ESCROWEE:

Heritage Title Company

__________________
__________________
__________________
Attention:_____________

               Notices shall be deemed served three (3) days after mailing, and in the case of overnight courier on the date actually delivered to or rejected by the rejected by the intended recipient, except for notice(s) which advise the other party of a change of address of the party sending such notice, which notice shall not be deemed served until actually received by the party to whom such notice is addressed or delivery is refused by such party. Notices served by hand delivery shall be deemed served on the date actually delivered to or rejected by the intended recipient if delivered or rejected at or prior to 5:00 P.M. Eastern Time on a business day and on the next business day if delivered or rejected after 5:00 P.M. Eastern Time on a business day or at any time on a non-business day. Notices on behalf of the respective parties may be given by their attorneys and such notices shall have the same effect as if in fact subscribed by the party on whose behalf it is given.

          5. This Agreement may not be assigned by either party without the written consent of the other party. Any purported assignment of this Agreement in violation of this paragraph shall be null and void.

          6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. None of the provisions of this Agreement are intended to be, nor shall they construed to be, for the benefit of any third party.

          7. This Agreement, the Exhibit annexed hereto and the Contract shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties hereto are merged in and are contained in this Agreement, the Exhibit annexed hereto and the Contract.

          8. The provisions of this Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against which any waiver, change, modification or discharge is sought.

          9. If a party is required to perform an act or give a notice on a date that is a Saturday, Sunday or national holiday, the date such performance or notice is due shall be deemed to be the next business day.

          10. This Agreement is to be governed and construed in accordance with the laws of the State of New York. Purchaser, DDRA and Escrowee hereby submit to the jurisdiction of the State and United States District courts located within New York in respect of any suit or other proceeding brought in connection with or arising out of this Agreement. Any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in any federal or state court in the City of New York, County of New York pursuant to Section 5-1402 of the New York General Obligations Law and Purchaser, DDRA and Escrowee waive any objection which they may now or hereafter have based on venue and/or forum non conveniens of any such suit action or proceeding, and Purchaser, DDRA and Escrowee hereby irrevocably submit to the jurisdiction of any such court in any suit, action or proceeding.

          11. This Agreement may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

          12. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination will not effect the remaining provisions of this Agreement, all of which will remain in full force and effect.

                         [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                         DDRA:

                         DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership
                         BY: DRDI SAN ANTONIO LLC, a Delaware limited liability company, its general partner
                              By: DD SAN PEDRO CORP., a Texas corporation, its member

                                   By:
                                        ------------------------------
                                        Name:
                                        Title:

                         PURCHASER:


                         By:
                             --------------------------
                         Name:
                         Title:


                         ESCROWEE:
                         HERITAGE TITLE COMPANY, as agent for CHICAGO
                         TITLE INSURANCE COMPANY

                         By:
                             ---------------------
                         Name:
                         Title:

                                    EXHIBIT A